Conformed Copy

ILLINOIS POWER COMPANY INCENTIVE SAVINGS PLAN

(As Amended and Restated Effective January 1, 1991 and as further amended through amendments adopted December 28, 1994)

TABLE OF CONTENTS

ARTICLE                                              Page
-------                                              ----
ARTICLE I -- DEFINITIONS . . . . . . . . . . . . . . . 1
	1.1	"Account" . . . . . . . . . . . . . . . . . . . . 1
	1.2	"Actual Deferral Percentage"  . . . . . . . . . . 1
	1.3	"Adjusted Balance"  . . . . . . . . . . . . . . . 1
	1.4	"Annual Additions"  . . . . . . . . . . . . . . . 1
	1.5	"Beneficiary" . . . . . . . . . . . . . . . . . . 1
	1.6	"Board" . . . . . . . . . . . . . . . . . . . . . 1
	1.7	"Code"  . . . . . . . . . . . . . . . . . . . . . 2
	1.8	"Company" . . . . . . . . . . . . . . . . . . . . 2
	1.9	"Company Common Stock"  . . . . . . . . . . . . . 2
	1.10	"Company Contributions Common Stock Fund"  . . . 2
	1.11	"Company Contributions TRASOP Common Stock Fund" 2
	1.12	"Company Incentive Contribution" . . . . . . . . 2
	1.13	"Company Incentive Contribution Account" . . . . 2
	1.14	"Compensation" . . . . . . . . . . . . . . . . . 2
	1.15	"Earnings" . . . . . . . . . . . . . . . . . . . 4
	1.15A	"Elective Company Common Stock Fund"  . . . . . 4
	1.16	"Eligible Employee"  . . . . . . . . . . . . . . 4
	1.17	"Employee" . . . . . . . . . . . . . . . . . . . 4
	1.18	"Employee Contributions TRASOP Common Stock Fund"4
	1.19	"Employment Year"  . . . . . . . . . . . . . . . 5
	1.20	"Entry Date" . . . . . . . . . . . . . . . . . . 5
	1.21	"ERISA"  . . . . . . . . . . . . . . . . . . . . 5
	1.22	"Highly Compensated Eligible Employee" . . . . . 5
	1.23	"Hour of Service"  . . . . . . . . . . . . . . . 5
	1.24	"Incentive Savings Agreement"  . . . . . . . . . 6
	1.25	"Investment Fund" or "Fund"  . . . . . . . . . . 6
	1.26"Limitation Year" . . . . . . . . . . . . . . . . 6
	1.27	"Loan" . . . . . . . . . . . . . . . . . . . . . 6
	1.28	"Loan Suspense Account"  . . . . . . . . . . . . 7
	1.29	"Matching Contribution"  . . . . . . . . . . . . 7
	1.30	"Matching Contribution Account"  . . . . . . . . 7
	1.31	"Maximum Permissible Amount" . . . . . . . . . . 7
	1.32	"Normal Retirement Date" . . . . . . . . . . . . 7
	1.33	"Participant"  . . . . . . . . . . . . . . . . . 7
	1.34	"Plan" . . . . . . . . . . . . . . . . . . . . . 7
	1.35	"Plan Year"  . . . . . . . . . . . . . . . . . . 7
	1.36	"Qualified Election Period"  . . . . . . . . . . 7
	1.37	"Qualified Participant"  . . . . . . . . . . . . 7
	1.38	"Related Plan" . . . . . . . . . . . . . . . . . 8
	1.39	"Rollover Contribution"  . . . . . . . . . . . . 8
	1.40	"Salary Deferral Contribution Account" . . . . . 8
	1.41	"Salary Deferral Contributions"  . . . . . . . . 8
	1.42	"Stock Fund" . . . . . . . . . . . . . . . . . . 8
	1.43	"Transfer Account" . . . . . . . . . . . . . . . 8
	1.44	"TRASOP" . . . . . . . . . . . . . . . . . . . . 8
	1.45	"TRASOP Transfer Account"  . . . . . . . . . . . 8
	1.46	"Trust" or "Trust Fund"  . . . . . . . . . . . . 8
	1.47	"Trust Agreement"  . . . . . . . . . . . . . . . 8
	1.48	"Trustee"  . . . . . . . . . . . . . . . . . . . 8
	1.49	"Valuation Date" . . . . . . . . . . . . . . . . 9
	1.50	"Valuation Period" . . . . . . . . . . . . . . . 9
	1.51	"Voluntary Contribution Account" . . . . . . . . 9
	1.52	"Voluntary Contributions"  . . . . . . . . . . . 9
	1.53	"Wage Payment Date"  . . . . . . . . . . . . . . 9

ARTICLE II -- PARTICIPATION  . . . . . . . . . . . . . 9
	2.1	Eligibility Requirement . . . . . . . . . . . . . 9
	2.2	Election to Participate in Salary Deferral Contributions9
	2.3	Reemployment of a Participant . . . . . . . . . . 10

ARTICLE III -- SALARY DEFERRAL CONTRIBUTIONS . . . . . 10

	3.1	Salary Deferral Contributions . . . . . . . . . . 10
	3.2	Administrative Rules Governing Incentive Savings
     Agreements  . . . . . . . . . . . . . . . . . . . 11
	3.3	Suspension of Incentive Savings Agreements  . . . 11
 3.4	Limitations on Salary Deferral Contributions  . . 12
	3.5	Recharacterization and Return of Certain Salary Deferral
     Contributions . . . . . . . . . . . . . . . . . . 13
	3.6	Distributions from Salary Deferral Contribution  Accounts14

ARTICLE IV -- MATCHING CONTRIBUTIONS . . . . . . . . . 15
	4.1	Matching Contributions  . . . . . . . . . . . . . 15
	4.2	Form of Matching Contributions  . . . . . . . . . 15
	4.3	Limitations on Contributions  . . . . . . . . . . 16

ARTICLE V -- VOLUNTARY AND ROLLOVER CONTRIBUTIONS  . . 16

	5.1	Voluntary Contributions . . . . . . . . . . . . . 16
	5.2	Rules Governing Voluntary Contributions . . . . . 16
	5.3	Suspension of Voluntary Contributions . . . . . . 16
	5.4	Additional Voluntary Contributions  . . . . . . . 17
	5.5	Rollover Contributions  . . . . . . . . . . . . . 17
	5.6	TRASOP Transfers  . . . . . . . . . . . . . . . . 18

ARTICLE VI -- SPECIAL RULES APPLICABLE TO VOLUNTARY
	       CONTRIBUTIONS AND MATCHING CONTRIBUTIONS . . . 18
	6.1	Contribution Percentage Tests . . . . . . . . . . 18

ARTICLE VII -- COMPANY INCENTIVE CONTRIBUTIONS . . . . 21
	7.1	Company Incentive Contributions . . . . . . . . . 21
	7.2	Form of Company Incentive Contribution  . . . . . 22

ARTICLE VIII -- EXEMPT LOANS . . . . . . . . . . . . . 22
	8.1	Loans . . . . . . . . . . . . . . . . . . . . . . 22
	8.2	Loan Payments . . . . . . . . . . . . . . . . . . 23

ARTICLE IX -- ALLOCATIONS TO PARTICIPANTS' ACCOUNTS  . 25
	9.1	Separate Accounts . . . . . . . . . . . . . . . . 25
	9.2	Company Account . . . . . . . . . . . . . . . . . 26
	9.3	Allocation of Matching Contributions  . . . . . . 26
	9.4	Allocation of Salary Deferral Contributions . . . 26
	9.5	Allocation of Company Incentive Contributions . . 26
	9.6	Allocation of Voluntary and Rollover Contributions26
	9.7	Allocation of TRASOP Transfers  . . . . . . . . . 27
	9.8	Maximum Allocation  . . . . . . . . . . . . . . . 27
	9.9	Vesting . . . . . . . . . . . . . . . . . . . . . 29
	9.10	Allocations and Adjustments to Accounts  . . . . 29
	9.11	Accounting for Allocations of Company Common Stock31

ARTICLE X -- PAYMENT OF BENEFITS . . . . . . . . . . . 31
	10.1	Payments on Termination for Reasons Other Than Death31
	10.2	Payments on Death  . . . . . . . . . . . . . . . 31
	10.3	Commencement of Payments . . . . . . . . . . . . 33
	10.4	Method of Payment  . . . . . . . . . . . . . . . 37
	10.5	Hardship Distributions . . . . . . . . . . . . . 38
	10.6	In-Service Distributions From Participants'Salary Deferral
  Contribution Accounts  . . . . . . . . . . . . . . . 39
	10.7	In-Service Distributions From Participants' Matching Contribution
  Accounts . . . . . . . . . . . . . . . . . . . . . . 39
	10.8	Withdrawals from Voluntary Contribution and Transfer Accounts40
	10.9	Withdrawals from TRASOP Transfer Accounts  . . . 40
	10.10	Form of Withdrawal  . . . . . . . . . . . . . . 40
	10.11	Rules Governing In-Service Distributions  . . . 41
	10.12	Distributions of Unallocated Employee Contributions41
	10.13	Administrative Powers Relating to Payments  . . 41
	10.14	Diversification of Investments  . . . . . . . . 42

ARTICLE XI -- PLAN ADMINISTRATION  . . . . . . . . . . 42
	11.1	Company Responsibility . . . . . . . . . . . . . 42
	11.2	Powers and Duties of Company . . . . . . . . . . 43
	11.3	Records and Reports of Company . . . . . . . . . 43
	11.4	Claims Procedure . . . . . . . . . . . . . . . . 43
	11.5	Interested Participants  . . . . . . . . . . . . 44

ARTICLE XII -- TRUST AGREEMENT . . . . . . . . . . . . 44
	12.1	Establishment of Trust . . . . . . . . . . . . . 44

ARTICLE XIII -- LOANS TO PARTICIPANTS  . . . . . . . . 44
	13.1	Loans to Participants  . . . . . . . . . . . . . 44
	13.2	Maximum Loan Amount  . . . . . . . . . . . . . . 45
	13.3	Repayment of Loans . . . . . . . . . . . . . . . 45
	13.4	Terms  . . . . . . . . . . . . . . . . . . . . . 45

ARTICLE XIV -- INVESTMENT FUNDS  . . . . . . . . . . . 49
	14.1	Investment Funds . . . . . . . . . . . . . . . . 49
	14.2	Initial Investment . . . . . . . . . . . . . . . 49
	14.3	Selection of Investment Funds  . . . . . . . . . 50
	14.4	Investment in Company Common Stock . . . . . . . 51
	14.5	Valuation of Company Common Stock  . . . . . . . 51
	14.6	Transactions by Insiders . . . . . . . . . . . . 51

ARTICLE XV -- AMENDMENT AND TERMINATION  . . . . . . . 52
	15.1	Amendment of Plan  . . . . . . . . . . . . . . . 52
	15.2	Voluntary Termination of or Permanent Discontinuance of
	  Contributions to the Plan . . . . . . . . . . . . . 52
	15.3	Involuntary Termination of Plan  . . . . . . . . 52
	15.4	Payments on Termination of, or Permanent Discontinuance of
	  Contributions to, the Plan  . . . . . . . . . . . . 53

ARTICLE XVI -- MISCELLANEOUS . . . . . . . . . . . . . 54
	16.1	Duty to Furnish Information and Documents  . . . 54
	16.2	Statements and Available Information . . . . . . 54
	16.3	No Enlargement of Employment Rights  . . . . . . 54
	16.4	Applicable Law . . . . . . . . . . . . . . . . . 54
	16.5	No Guarantee . . . . . . . . . . . . . . . . . . 54
	16.6	Unclaimed Funds  . . . . . . . . . . . . . . . . 54
	16.7	Federal and State Security Law Compliance  . . . 55
	16.8	Merger or Consolidation of Plan  . . . . . . . . 55
	16.9	Interest Non-Transferable  . . . . . . . . . . . 55
	16.10	Prudent Man Rule  . . . . . . . . . . . . . . . 56
	16.11	Limitations on Liability  . . . . . . . . . . . 56
	16.12	Headings  . . . . . . . . . . . . . . . . . . . 56
	16.13	Gender and Number . . . . . . . . . . . . . . . 56
	16.14	ERISA and Approval Under Internal Revenue Code  57
	16.15	Company Common Stock - Voting and Consents  . . 57
	16.16	Company Common Stock - Tendering  . . . . . . . 57
	16.17	Named Fiduciary . . . . . . . . . . . . . . . . 58
	16.18	Rights of Spouses and Beneficiaries . . . . . . 58
	16.19	Exclusive Benefit of Employees  . . . . . . . . 58
	16.20	Expenses of the Plan and Trust  . . . . . . . . 59

ARTICLE XVII -- TOP-HEAVY PROVISIONS . . . . . . . . . 59
	17.1	Top-Heavy Status . . . . . . . . . . . . . . . . 59
	17.2	Definitions  . . . . . . . . . . . . . . . . . . 60
	17.3	Determination of Top-Heavy Status  . . . . . . . 61
	17.4	Minimum Contribution . . . . . . . . . . . . . . 62
	17.5	Compensation . . . . . . . . . . . . . . . . . . 62
	17.6	Maximum Allocation . . . . . . . . . . . . . . . 62
	17.7	Safe-Harbor Rule . . . . . . . . . . . . . . . . 62
	17.8	Limitation on Benefits to Key Employees  . . . . 62||

ILLINOIS POWER COMPANY
INCENTIVE SAVINGS PLAN

	The Illinois Power Company Incentive Savings Plan (the "Plan") is herein amended and restated, effective January 1, 1991 (except as otherwise noted).
The Plan, which was originally adopted effective June 1, 1984, and the related trust agreement (the "Trust") have been established by Illinois Power Company (the "Company") to defer the Federal income tax on certain portions of certain employees' salaries as provided by the Internal Revenue Code, to increase certain of its employees' interest in the Company by providing a medium through which they may share in the profitable operations of the Company and to reward certain of its employees for past service.

ARTICLE I

DEFINITIONS

	Whenever used herein the following words and phrases shall have the meanings stated below unless a different meaning is plainly required by the context:

	1.1	"Account" means all or any one of the Salary Deferral Contribution
Account, Matching Contribution Account, Company Incentive Contribution Account and, if applicable, TRASOP Transfer Account, Transfer Account and/or Voluntary Contribution Account maintained for an individual Participant or Beneficiary pursuant to the terms of the Plan.

	1.2	"Actual Deferral Percentage" for a specified group of Eligible Employees for a given Plan Year means the average of the ratios, calculated separately for each Eligible Employee in such group, of:  (i) the Salary Deferral
Contribution, if any, contributed by the Company on behalf of each such Eligible
Employee for the Plan Year; to (ii) the Eligible Employee's Earnings for such
Plan Year.

	1.3	"Adjusted Balance" means the balance in a Participant's Account, as adjusted in accordance with Article IX of the Plan as to the applicable
Valuation Date.

	1.4	"Annual Additions" means the total of:  (i) Company contributions, including Company Incentive Contributions to the extent derived from Company contributions, allocated to a Participant's accounts under this Plan and any Related Plan during any Limitation Year; (ii) the amount of employee contributions made by the Participant under this Plan and any Related
Plan; and (iii) forfeitures allocated to a Participant's accounts under any Related Plan.

	1.5	"Beneficiary" means the person, persons, or entity designated or determined pursuant to the provisions of Section 10.2(b) of the Plan.

	1.6	"Board" means the Board of Directors of the Company.

	1.7	"Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

	1.8	"Company" means Illinois Power Company, an Illinois corporation, or any successor corporation resulting from a merger or consolidation with the
Company or transfer of substantially all of the assets of the Company, if such successor or transferee shall adopt and continue the Plan by appropriate corporate action pursuant to Section 15.3 of the Plan.  All employees of:
(i) any corporation that is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) that includes the Company; (ii) any trade or business (whether or not incorporated) that is under common control
(as defined in Section 414(c) of the Code) with the Company; and (iii) any corporation or other entity that is a member of an affiliated service group
(as defined in Section 414(m) of the Code) that includes the Company shall be treated as employed by the Company for purposes of the Plan; provided, however, that no provision of this Section 1.8 shall be construed or interpreted to require the Company to make a contribution under the Plan for any individual who is not an Employee.

	1.9  "Company Common Stock" means shares of common stock, without par value, of the Company; provided, however, that effective May 27, 1994, Company Common
Stock means shares of common stock, without par value, of Illinova Corporation.

	1.10 "Company Contributions Common Stock Fund" means the Investment Fund described in the Trust Agreement consisting only of shares of Company Common Stock attributable to Matching Contributions and Company Incentive
Contributions.

	1.11  "Company Contributions TRASOP Common Stock Fund" means the Investment
Fund described in the Trust Agreement consisting only of shares of Company
Common Stock transferred from the TRASOP and attributable to Company contributions to the TRASOP; provided, however, that effective as of January
1, 1993, all amounts held under the Company Contributions TRASOP Common Stock
Fund shall be transferred to the Elective Company Common Stock Fund, and effective as of January 1, 1993, the Company Contributions TRASOP
Common Stock Fund shall cease to exist.

	1.12  "Company Incentive Contribution" means a contribution made by the Company on or after January 1, 1991 pursuant to the provisions of Section 7.1.

	1.13  "Company Incentive Contribution Account" means the record of money and assets held by the Trustee for an individual Participant or Beneficiary pursuant to the provisions of the Plan, derived from Company Incentive Contributions to the Trust.

	1.14  "Compensation" means a Participant's regular basic compensation from the
Company paid during a Plan Year for services rendered, excluding bonuses, overtime, and commissions, any amounts subject to an Incentive Savings
Agreement, any other contributions or benefits under this Plan or any other pension, profit sharing, insurance, hospitalization or other plan or policy maintained by the Company for the benefit of such Participant, and all other extraordinary and unusual payments.  For purposes of Article V, Compensation shall include bonuses, overtime and commissions.  For purposes of Section 1.31 and Section 9.8, Compensation shall mean wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Company (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, tips and bonuses); shall include all compensation actually paid or made available to a Participant for an entire Limitation
Year (other than amounts subject to the Incentive Savings Agreement of such
Participant); and shall not include:

	(i)	Contributions made by the Company to a plan of deferred compensation to the extent that, before the application of the limitations of Section 415 of the
Code to that plan, the contributions are not includable in the gross income of the Participant for the taxable year in which contributed.  In addition, Company contributions made on behalf of a Participant to a simplified employee pension described in Section 408(k) of the Code are not considered as compensation for the taxable year in which contributed to the extent such contributions are not taxable to, or are deductible by, the Participant.  Additionally, any distributions from a plan of deferred compensation are not considered as compensation for purposes of Section 415 of the Code, regardless of whether such amounts are includable in the gross income of the Participant when distributed.  However, any amounts received by a Participant pursuant to an unfunded non-qualified plan may be considered as compensation for purposes of
Section 415 of the Code in the year such amounts are includable in the gross income of the Participant;

	(ii)	Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by a Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture under
Section 83 of the Code and the regulations issued thereunder;

	(iii)	Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option;

	(iv)   Other amounts that receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Participant), or contributions made by the
Company (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are excludable from the gross income of the Participant); or

	(v)	Any other items or amounts paid to or for the benefit of a Participant.
Notwithstanding the foregoing, the maximum amount of Compensation for any Plan
Year shall not exceed $150,000 ($200,000 for Plan Years beginning prior to
January 1, 1994) or such other amount as may be permitted for any such year under section 401(a)(17) of the Code.

	1.15  "Earnings" means a Participant's Compensation paid during a Plan Year, increased by the amount subject to any Incentive Savings Agreement entered into by the Participant for such Year.  Notwithstanding the foregoing, the maximum amount of Compensation for any Plan Year shall not exceed $150,000 ($200,000 for
Plan Years beginning prior to January 1, 1994) or such other amount as may be permitted for any such year under section 401(a)(17) of the Code.

	1.15A  "Elective Company Common Stock Fund" means the Investment Fund described in the Trust Agreement consisting only of shares of Company Common Stock held in the Participant's Salary Deferral Contribution Account, Voluntary Account,
Transfer Account, and TRASOP Transfer Account.

	1.16 "Eligible Employee" means any Employee who has met the eligibility requirements contained in Section 2.1(a).

	1.17 "Employee" means an individual employed by the Company; provided, however, that "Employee" does not include any individual covered under the terms and conditions of a collective bargaining agreement to which the Company is a party (unless such agreement provides for the participation of such individual in the Plan) if retirement benefits were the subject of good faith bargaining between employee representatives and the Company. A person who is not employed by the Company but who performs services for the Company pursuant to an agreement between the Company and a leasing organization shall be considered a "leased employee" after such person performs such services on a substantially full-time basis for at least twelve months and if the services are of a type historically performed by employees in the business field of the Company. A person who is considered a leased employee of the Company shall not be considered an Employee for purposes of the Plan. If a leased employee subsequently becomes an Employee, and thereafter participates in Company Incentive Contributions pursuant to Article VII of the Plan, such leased employee shall be given credit for Hours of Service for the period of employment of the Employee as a leased employee, except to the extent that the requirements of Section 414(n)(5) of the Code were satisfied with respect to such Employee while the Employee was a leased employee.

	1.18  "Employee Contributions TRASOP Common Stock Fund" means the Investment
Fund described in the Trust Agreement consisting only of shares of Company
Common Stock transferred from the TRASOP and attributable to Employee contributions to the TRASOP; provided, however, that effective as of January 1,
1993, all amounts held under the Employee Contributions TRASOP Common Stock Fund shall be transferred to the Elective Company Common Stock Fund, and effective as of January 1, 1993, the Employee Contributions TRASOP
Common Stock Fund shall cease to exist.

	1.19 "Employment Year" means a twelve consecutive month period commencing with an Employee's initial date of hire (or last date of rehire) or with any anniversary date thereof. For purposes hereof, an Employee's date of rehire shall be the first day on which an Employee completes an Hour of Service following reemployment.

	1.20  "Entry Date" means:

(a)for calendar years before calendar year 1993, each July 1 and January 1;

(b)for calendar year 1993, January 1, 1993, April 1, 1993, and October 1, 1993; and

(c)for calendar years after 1993, each April 1 and October 1.

	1.21 "ERISA" means Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as from time to time amended.

	1.22  "Highly Compensated Eligible Employee" means an Eligible Employee who during the current Plan Year or the preceding Plan Year, (a) was at any time a five-percent owner of the Company; (b) received Compensation from the Company in excess of $75,000 (or such greater amount provided by the Secretary of the
Treasury pursuant to Section 414(q) of the Code); (c) received Compensation from the Company in excess of $50,000 (or such greater amount provided by the
Secretary of the Treasury pursuant to Section 414(q) of the Code) and was in the top-paid group of Employees for such Year; or (d) was at any time an officer of the Company and received compensation from the Company greater than
50% of the amount in effect under Section 415(b)(1)(A) of the Code for such Plan
Year.  The provisions of Section 414(q) of the Code shall apply in determining whether an Eligible Employee is a Highly Compensated Eligible Employee.  The
Company for any Plan Year may elect to identify Highly Compensated Eligible
Employees based upon only the current Plan Year to the extent permitted by Section 414(q) of the Code and regulations issued thereunder.  A "Highly
Compensated Participant" means a Highly Compensated Eligible Employee who has entered into an Incentive Savings Agreement for the relevant Plan Year.

	1.23  "Hour of Service" means (i) each hour for which an Employee is paid or entitled to payment for the performance of duties for the Company; and (ii) each hour for which an Employee is directly or indirectly paid by the Company or is entitled to payment from the Company during which no duties are performed by reason of vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence (but not in excess of 501 hours in any continuous period during which no duties are performed).  Each Hour of
Service for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company shall be included under either (i) or (ii)
as may be appropriate.
Hours of Service shall be credited:

	(a)	in the case of Hours referred to in clause (i) of the first sentence of this Section, for the computation period in which the duties are performed;

		(b)	in the case of Hours referred to in clause (ii) of the first sentence of this Section, for the computation period or periods in which the period during which no duties are performed occurs; and

		(c)	in the case of Hours for which back pay is awarded or agreed to by the
Company, for the computation period or periods to which the award or agreement pertains, rather than the computation period in which the award, agreement or payment is made.

	In determining Hours of Service, an Employee who is employed by the Company on other than an hourly-rated basis shall be credited with ten (10) Hours of
Service per day for each day the Employee would, if hourly-rated, be credited with service pursuant to clause (i) of the first sentence of this Section 1.23.
If an Employee is paid for reasons other than the performance of duties pursuant to clause (ii) of the first sentence of this Section 1.23:
(i) in the case of a payment made or due which is calculated on the basis of units of time, an Employee shall be credited with the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated; and (ii) an Employee without a regular work schedule shall be credited with eight (8) Hours of Service per day (to a maximum of forty
(40) Hours of Service per week) for each day that the Employee is so paid.
Hours of Service shall be calculated in accordance with Department of Labor
Regulations Section 2530.200b-2 or any future legislation or regulation that amends, supplements or supersedes said section.

	1.24 "Incentive Savings Agreement" means a written agreement entered into by a Participant pursuant to the provisions of Section 3.1 of the Plan.

	1.25  "Investment Fund" or "Fund" means any fund as described on the schedule attached to the Trust Agreement.

	1.26  "Limitation Year" means the twelve (12) consecutive month period to be used in determining the Plan's compliance with Code Section 415 and the regulations thereunder.  The Company shall take all actions necessary to ensure that the Limitation Year is the same twelve (12) month period as the Plan Year.

	1.27  "Loan" means any loan as described in Section 4975(d)(1) of the Code to the Trustee made or guaranteed by a disqualified person (within the meaning of
Section 4975(e)(2) of the Code), including, but not limited to, a direct loan of cash, a purchase money transaction, an assumption of an obligation of the
Trustee, an unsecured guarantee or the use of assets of a disqualified person
(within the meaning of Section 4975(e)(2) of the Code (as collateral for a loan).

	1.28 "Loan Suspense Account" means the record of Company Common Stock, purchased with any Loan and held by the Trustee pursuant to the provisions of
Article VIII of the Plan pending release and allocation to other Accounts as the Loan is repaid.

	1.29  "Matching Contribution" means a contribution made by the Company pursuant to the provisions of Section 4.1 of the Plan.

	1.30  "Matching Contribution Account" means the record of money and assets held by the Trustee for an individual Participant or Beneficiary pursuant to the provisions of the Plan, derived from Matching Contributions to the Trust.

	1.31 "Maximum Permissible Amount" means the lesser of: (a) 25% of a Participant's Compensation; or (b) thirty thousand (30,000) dollars (or, if greater, one-quarter (1/4) of the dollar limitation in effect pursuant to
Section 415(b)(1)(A) of the Code).

	1.32  "Normal Retirement Date" means the date a Participant attains age 65.

	1.33  "Participant" means either:

		(a)	an Eligible Employee entitled to enter into an Incentive Savings Agreement pursuant to Section 2.1(a) and Article III and to share in the allocation of
Matching Contributions pursuant to Article IV; or

		(b)	an Employee who has met the eligibility requirements set forth in Section
2.1(b) and is entitled to share in the allocation of Company Incentive
Contributions pursuant to Article VII.

	1.34 "Plan" means the ILLINOIS POWER COMPANY INCENTIVE SAVINGS PLAN. The Plan is hereby designated a profit sharing plan for purposes of Section 401(a)(27) of the Code. The Plan shall constitute in part a profit sharing plan with a cash or deferred arrangement intended to be qualified under Sections 401(a) and 401(k) of the Code, and in part an employee stock ownership plan under Section 4975(e)(7) of the Code and Section 407(d)(6) of ERISA and a stock bonus plan intended to be qualified under Section 401(a) of the Code.

	1.35 "Plan Year" means the twelve-month period from January 1 through December 31 of each year.

	1.36  "Qualified Election Period" means the six-Plan Year period beginning with the first Plan Year in which a Participant first becomes a Qualified
Participant.

	1.37  "Qualified Participant" means any Participant who has attained age 55 and has been a Participant in the Plan for at least ten years after December 31,
1990.

	1.38  "Related Plan" means any other defined contribution plan (as defined in
Section 415 of the Code) maintained by the Company or by any other employer that is, along with the Company, a member of a controlled group of corporations or under common control (as defined in Sections 414(b) and (c) of the Code as modified by Section 415(h) thereof) or by any member of an affiliated service group (as defined in section 414(m) of the Code).

	1.39  "Rollover Contribution" means an amount received by the Trustee pursuant to the provisions of Section 5.5 of the Plan.

	1.40 "Salary Deferral Contribution Account" means the record of money and assets held by the Trustee for an individual Participant or Beneficiary pursuant to the provisions of the Plan, derived from Salary Deferral Contributions.

	1.41  "Salary Deferral Contributions" means amounts contributed by the Company pursuant to the provisions of Section 3.1 of the Plan.

	1.42  "Stock Fund" means any of the Company Contributions TRASOP Common Stock
Fund, the Employee Contributions TRASOP Common Stock Fund, the Elective Company
Common Stock Fund, and the Company Contributions Common Stock Fund.

	1.43 "Transfer Account" means the record of money and assets held by the Trustee for an individual Participant or Beneficiary pursuant to the provisions of the Plan, derived from a Rollover Contribution.

	1.44 "TRASOP" means the Illinois Power Company Tax Reduction Act Stock Ownership Plan, which was terminated effective October 31, 1988.

	1.45  "TRASOP Transfer Account" means the record of money and assets held by the Trustee for an individual Participant or Beneficiary pursuant to the provisions of the Plan, derived from a direct trustee-to-trustee transfer from the TRASOP.  Separate records shall be maintained reflecting the portion of each Participant's TRASOP Transfer Account that is attributable to Company contributions to the TRASOP, and the portion of the TRASOP Transfer
Account that is attributable to Employee contributions to the TRASOP.

	1.46  "Trust" or "Trust Fund" means all money, securities and other property held under the Trust Agreement for the purposes of the Plan.

	1.47  "Trust Agreement" means the agreement between the Company and the Trustee governing the administration of the Trust, as it may be amended from time to time.

	1.48  "Trustee" means the corporation or individuals appointed by the Board of
Directors of the Company to administer the Trust.

	1.49  "Valuation Date" means a date on which the Investment Funds are valued and the Accounts of Participants are adjusted.  Valuation Dates shall be the last day of each month.

	1.50  "Valuation Period" means each calendar month.

	1.51  "Voluntary Contribution Account" means the record of money and assets held by the Trustee for an individual Participant or Beneficiary pursuant to the provisions of the Plan, derived from Voluntary Contributions.

	1.52 "Voluntary Contributions" means contributions made pursuant to the provisions of Sections 5.1 and 5.4 of the Plan.

	1.53 "Wage Payment Date" means a date on which an Employee receives Compensation from the Company.

ARTICLE II

PARTICIPATION

	2.1	Eligibility Requirement.  (a)  Each Employee who is eligible to participate in the Plan on December 31, 1990 shall continue to be an Eligible Employee for purposes of entering into an Incentive Savings Agreement pursuant to Article III and sharing in the allocation of Matching Contributions pursuant to Article IV.
Each other Employee shall become an Eligible Employee for purposes of Articles
III and IV on the Entry Date coinciding with or next following the later to occur of January 1, 1991 and the date of employment of the Employee by the Company.

		(b)	Each Employee who, on December 31, 1990, had completed one
Employment Year during which the Employee had completed 1,000 Hours of Service, shall become a Participant entitled to share in Company Incentive Contributions pursuant to Article VII on January 1, 1991. Each other Employee shall become a Participant entitled to share in the allocation of Company Incentive
Contributions upon the completion of one Employment Year during which the Employee has completed 1,000 Hours of Service. Notwithstanding the preceding provisions of this subsection (b), no Employee shall be a Participant for purposes of sharing in the allocation of Company Incentive Contributions during any Plan Year or portion thereof in which the Employee is a participant in the Illinois Power Company Executive Incentive Compensation
Plan or any successor plan.

	2.2	Election to Participate in Salary Deferral Contributions.  (a)  An Eligible
Employee, as described in Section 2.1(a), may become a Participant by executing and filing with the Company an Incentive Savings Agreement, and such other forms as may be required by the Company, which will be provided by the Company.

		(b)	An Eligible Employee who was a Participant in the Plan on December 31,
1990 shall continue to be a Participant for purposes of Articles III and IV from and after January 1, 1991.  Each other Eligible Employee shall become a
Participant for purposes of Articles III and IV on the first Wage Payment Date of the Eligible Employee following any subsequent Entry Date designated by the
Eligible Employee if such Eligible Employee executes and files with the Company an Incentive Savings Agreement and any other forms required by the Company no later than the beginning of the first business day of the month next preceding the applicable Entry Date.

	2.3	Reemployment of a Participant.  (a)  If the employment of an Eligible
Employee shall be terminated and if the Eligible Employee shall thereafter be reemployed by the Company, the Eligible Employee shall again become eligible to participate under the Plan for purposes of Articles III and IV on the date of the resumption of employment of the Eligible Employee.

		(b)	If the employment of a Participant for purposes of Article VII shall be terminated, and if the former Participant shall thereafter be reemployed by the
Company, the former Participant shall again become a Participant for purposes of Article VII on the date of the resumption of employment of the Participant.
Each other Employee who is reemployed by the Company shall become a
Participant for purposes of Article VII upon the completion by the
Employee of an Employment Year following the date of reemployment of the
Employee during which the Employee has completed 1,000 Hours of Service.

ARTICLE III

SALARY DEFERRAL CONTRIBUTIONS

	3.1	Salary Deferral Contributions.  (a)  Each Participant shall elect, by entering into an Incentive Savings Agreement with the Company, to reduce the
Earnings of the Participant from the Company by a percentage not less than one percent (1%) (in increments of one percent (1%)), as elected by the
Participant.  Reductions to a Participant's Earnings pursuant to the
Incentive Savings Agreement of the Participant shall be effected through payroll deductions, commencing with the Wage Payment Date of the Participant on which the Participant becomes a Participant pursuant to Section 2.2(b), in accordance with procedures established by the Company.  Incentive Savings
Agreements shall be subject to the special rules set forth in this
Article III.

		(b)	Effective January 1, 1987, and notwithstanding any provision of the Plan to the contrary, the elective deferrals (as defined in Section 402(g)(3) of the
Code) of any Participant for any taxable year of the Participant shall not exceed $7,000 (or such greater amount provided by the Secretary of the Treasury pursuant to Sections 402(g)(5) and 415(d) of the Code).  Any amount contributed to the Plan by the Company on behalf of a Participant during any Plan Year, pursuant to the Participant's Incentive Savings Agreement, in excess of the limitation set forth in this subsection, adjusted for earnings, gains and losses allocable thereto, shall be returned to such Participant, as provided in
Section 402(g)(2) of the Code.

		(c)	The Company shall contribute to the Trust for each Valuation Period a
Salary Deferral Contribution in an amount equal to the amounts designated by
Participants pursuant to Incentive Savings Agreements and deducted from payroll during such Valuation Period and not reduced pursuant to subsection (b) of this
Section 3.1.

	3.2	Administrative Rules Governing Incentive Savings Agreements.  (a) A
Participant may change the percentage of the Earnings of the Participant that are subject to an Incentive Savings Agreement, within the percentage limits set forth in Section 3.1(a) of the Plan, effective as of the first Wage Payment
Date of the Participant following any Entry Date, if such Participant executes and delivers an amendment to such Incentive Savings Agreement designating such change, and any other forms required by the Company, no later than the beginning of the first business day of the month next preceding the applicable Entry Date.

		(b)	Salary Deferral Contributions shall be held in trust uninvested by the
Company and shall not accrue earnings until remitted to the Trustee, which shall be as of the earliest date on which such Salary Deferral Contributions can reasonably be segregated from the Company's general assets, but in any event within ninety (90) days from the date on which such amounts are received by the
Company or would otherwise have been payable to the Participant in cash.  In any event, the Company shall pay to the Trustee its Salary Deferral Contribution with respect to a particular Plan Year or Valuation Period ending within a
Plan Year within the period of time prescribed by law for filing the Company's
Federal income tax return for such Plan Year, including extensions duly granted.

	3.3	Suspension of Incentive Savings Agreements.  (a)  A Participant may
voluntarily suspend an Incentive Savings Agreement for an indefinite period of time.  A suspension shall be effective as of the Participant's first administratively feasible Wage Payment Date that is within thirty (30) days after the receipt of a written notice of suspension by the Company from the Participant.  A Participant will not be permitted to make up amounts subject to an Incentive Savings Agreement for any period of suspension.  A Participant who makes an election to suspend an Incentive Savings Agreement pursuant to this
Section may reinstate such Agreement effective as of the first Wage Payment Date of the Participant following any subsequent Entry Date designated by the
Participant if such Participant again executes and files with the Company an Incentive Savings Agreement and any other forms required by the Company no later than the beginning of the first business day of the month next preceding the applicable Entry Date.

		(b)	The Company, at its election, may amend, suspend or revoke an Incentive
Savings Agreement with a Participant at any time if the Company determines that such amendment or revocation is necessary to ensure that the Annual Additions to the accounts of a Participant do not exceed the Maximum Permissible Amount for such Participant for that Year or to ensure that the requirements of Section 3.4 are met for such Year.

	3.4	Limitations on Salary Deferral Contributions.

		(a)	Effective January 1, 1987, and notwithstanding anything to the contrary contained elsewhere in the Plan or contained in any Incentive Savings Agreement, all Incentive Savings Agreements entered into with respect to any Plan Year shall be valid only if one of the tests set forth in subsection (b) next below is satisfied for such Plan Year.  In determining whether such tests are satisfied, all Salary Deferral Contributions made with respect to such Plan
Year shall be considered.

		(b)	For each Plan Year the Actual Deferral Percentage for Highly Compensated
Eligible Employees shall bear to the Actual Deferral Percentage for all other
Eligible Employees a relationship that satisfies either of the following tests:

		(i)	The Actual Deferral Percentage for Highly Compensated Eligible
Employees is not more than the Actual Deferral Percentage of all other Eligible
Employees multiplied by 1.25; or

		(ii)	The Actual Deferral Percentage for Highly Compensated Eligible
Employees is not more than the Actual Deferral Percentage for all other
Eligible Employees multiplied by two and the excess of the Actual Deferral
Percentage for the group of High Compensated Eligible Employees over that of all other Eligible Employees is not more than two percentage points.

		(c)	If at the end of any Plan Year neither of the tests set forth in subsection (b) next above is satisfied for such Year, then:

		(i)	Incentive Savings Agreements entered into for such Year by Highly
Compensated Participants shall be valid only to the extent permitted by one of the tests set forth in subsection (b) next above, and Salary Deferral
Contributions made by the Company for such Year for Highly Compensated
Participants shall be reduced in the manner set forth in subsection (ii) next below to the extent necessary to comply with one of the tests set forth in subsection (b) next above.  All Salary Deferral Contributions so reduced, adjusted for earnings, gains and losses allocable thereto, shall be allocated and distributed in the manner provided in Section 3.5.

		(ii)	Reductions pursuant to subsection (i) next above shall be effected with respect to Highly Compensated Participants pursuant to the following procedure:
the Actual Deferral Percentage of the Highly Compensated Participant with the highest Actual Deferral Percentage shall be reduced to the extent necessary to cause such Highly Compensated Participant's Actual Deferral Percentage to equal the Actual Deferral Percentage of the Highly Compensated Participant with the next highest Actual Deferral Percentage.  This process shall be repeated until the Plan satisfies one of the tests set forth in subsection (b) for such Plan
Year.

		(iii)	Incentive Savings Agreements entered into by all Participants who are not Highly Compensated shall be valid and Salary Deferral Contributions made by the Company for such Participants shall not be changed.

The calculations, reductions and allocations required by this Section 3.4(c) and
Section 3.5 shall be made by the Company with respect to a Plan Year at any time prior to the close of the following Plan Year.

		(d)	If at any time during a Plan Year the Company, in its sole discretion, determines that both of the tests set forth in subsection (b) of this Section
3.4 may not be met for such Plan Year, then:

		(i)	The Company shall have the unilateral right during the Plan Year to require the prospective reduction, for the balance of such Year or any part thereof, of the percentage of the Earnings of Highly Compensated Participants
that may be subject to Incentive Savings Agreements.  Such reductions shall be made to the extent necessary, in the discretion of the Company, to assure that one of the tests set forth in subsection (b) of this Section 3.4 shall be met for the Plan Year and shall be based upon estimates made
from data available to the Company at any time during the Plan Year.

		(ii)	Reductions pursuant to subsection (i) next above shall be effected with respect to Highly Compensated Participants pursuant to the following procedure:
the Actual Deferral Percentage of the Highly Compensated Participant with the highest Actual Deferral Percentage shall be reduced to the extent necessary to cause such Highly Compensated Participant's Actual Deferral Percentage to equal the Actual Deferral Percentage of the Highly Compensated Participant with the next highest Actual Deferral Percentage.  This process shall be repeated to the extent necessary to assure that one of the tests set forth in subsection (b)
shall not be exceeded for such Plan Year.

	3.5	Recharacterization and Return of Certain Salary Deferral Contributions.
If a Salary Deferral Contribution made by the Company for a Highly Compensated
Participant is reduced pursuant to Section 3.4(c), the amount so reduced shall be allocated and distributed as follows:

		(a)	To the extent permitted by regulations issued by the Secretary of the
Treasury and as elected by the Highly Compensated Participant, if the
Participant has not made Voluntary Contributions equal to the maximum amount permitted under Sections 5.1, 5.4 and 6.1(a) of the Plan, the amount reduced pursuant to Section 3.4(c), adjusted for earnings, gains and losses allocable thereto for the Plan Year and for the period from the end of the Plan Year to the date of allocation, shall be deemed to be Voluntary Contributions made by the Participant and shall (within the limits contained in Sections 5.1, 5.4 and 6.1(a)) be allocated to the Participant's Voluntary Contribution Account; or

		(b)	To the extent that the procedure set forth in subsection (a) is not permitted, or is not elected by the Highly Compensated Participant, or if the
Highly Compensated Participant makes or is deemed to have made Voluntary
Contributions equal to the maximum amount permitted by Sections 5.1, 5.4 and
6.1(a) (through contributions made pursuant to Article V of the Plan, through the operation of subsection (a) next above, or both) any portion of the amount so reduced pursuant to Section 3.4(c) that is not allocated to the
Participant's Voluntary Contribution Account pursuant to subsection (a) next above, adjusted for earnings, gains and losses allocable thereto for the
Plan Year and for the period from the end of the Plan Year to the date of distribution, pursuant to Section 401(k)(8) of the Code, shall be returned to the Company and as soon as practicable thereafter paid by the Company directly to the applicable Highly Compensated Participant.

	3.6	Distributions From Salary Deferral Contribution Accounts.  Notwithstanding
anything to the contrary contained elsewhere in the Plan, a Participant's Salary
Deferral Contribution Account shall not be distributable other than upon:

	(i)	the Participant's separation from service, death, or disability;

	(ii)	termination of the Plan without establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code);

	(iii)	the date of the sale or other disposition by the Company to an unrelated entity of substantially all of the assets (within the meaning of Section 409(d)
(2) of the Code) used by the Company in a trade or business of the Company, but only if (a) the Participant is employed by such trade or business and continues employment with the entity acquiring such assets, and (b) the Company continues to maintain the Plan after the sale or other disposition.  The sale of 85% of the assets used in the trade or business shall be deemed a sale of
"substantially all" the assets used in such trade or business;

	(iv)	the date of the sale or other disposition by the Company of the Company's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code)
to an unrelated entity, but only if (a) the Participant is employed by such subsidiary and continues employment with such subsidiary following such sale or other disposition, and (b) the Company continues to maintain the Plan after the sale or other disposition;

	(v)	the Participant's attainment of age 59 1/2; or

	(vi)	the Participant's hardship (as defined in Section 10.5(b)).

Notwithstanding anything to the contrary contained herein, an event shall not be treated as described in clause (ii), (iii) or (iv) above with respect to any Participant unless the Participant receives a lump sum distribution (as defined in Section 401(k)(10)(B)(ii) of the Code) by reason of the event.

ARTICLE IV

MATCHING CONTRIBUTIONS

	4.1	Matching Contributions.

		(a)	For Plan Years ending before January 1, 1995, for each Valuation Period the Company shall contribute to the Trust for each Participant a Matching
Contribution in an amount equal to twenty-five percent (25%) of the first one hundred and sixty (160) dollars of Salary Deferral Contributions made on behalf of the Participant for the Valuation Period.  Matching Contributions shall be remitted to the Trustee as soon as practicable following the end of such
Valuation Period.

		(b)	For Plan years beginning on or after January 1, 1995, for each Valuation
Period the Company shall contribute to the Trust for each Participant a Matching
Contribution in an amount equal to the sum of:

		(i)	fifty percent (50%) of the first eighty (80) dollars of Salary Deferral
Contributions for that Participant for the Valuation Period, plus

		(ii)	twenty-five percent (25%) of the amount by which his Salary Deferral
Contributions exceed eighty (80) dollars for the Valuation Period;

provided, however, that the amount of Salary Deferral Contributions for which a Matching Contribution is made shall not exceed 6% of Earnings for the Valuation Period. Matching Contributions shall be remitted to the Trustee as soon as practicable following the end of such Valuation Period.

		(c)	Matching Contributions made with respect to a Plan Year or any part thereof pursuant to this Section 4.1 shall in no event be made later than the time prescribed by law for filing the income tax return of the Company for the fiscal year of the Company (including extensions thereto) that corresponds to such Plan Year.

		(d)	Matching Contributions shall be subject to the special rules set forth in this Article IV and in Article VI.

	4.2	Form of Matching Contributions.  Matching Contributions to the Trust for
any Valuation Period shall be allocated in shares of Company Common Stock acquired with the proceeds of a Loan, and released from the Loan Suspense
Account pursuant to Section 8.1(b) as a result of (a) Company contributions applied by the Trustee to principal and interest payments on the Loan for such
Valuation Period and (b) cash dividends paid by the Company, in any Plan Year in which the Company declares a dividend on Company Common Stock, with respect to shares of Company Common Stock acquired with the proceeds of the Loan and applied by the Trustee on principal and interest payments on the Loan for such Valuation Period.

	4.3	Limitations on Contributions.  In no event shall the aggregate amount of
Salary Deferral Contributions, Matching Contributions and Company Incentive
Contributions (to the extent derived from Company contributions) contributed by the Company for any Plan Year exceed the maximum deduction allowable by Section
404 of the Code.

ARTICLE V

VOLUNTARY AND ROLLOVER CONTRIBUTIONS

	5.1	Voluntary Contributions. Each Participant may elect, by executing a form provided by the Company, to contribute a percentage of the Compensation of the
Participant, between one percent (1%) and ten percent (10%) (in increments of one percent (1%)), as elected by the Participant.  Voluntary Contributions shall be effected through payroll deductions, commencing with the Participant's first
Wage Payment Date following any Entry Date designated by the Participant if such
Participant executes and files with the Company any forms required by the
Company, in accordance with procedures established by the Company, no later than the beginning of the first business day of the month next preceding the applicable Entry Date. Voluntary Contributions shall be subject to the special rules set forth in this Article V and in Article VI.

	5.2	Rules Governing Voluntary Contributions. (a)  A Participant may change the percentage of the Compensation of the Participant contributed to the Trust Fund as Voluntary Contributions within the percentage limits set forth in Section 5.1 of the Plan, effective as of the first Wage Payment Date of the Participant following any Entry Date if such Participant executes and delivers a written notice designating such change by the Company, on such forms as shall be required by the Company, no later than the beginning of the first business day of the month next preceding the applicable Entry Date.

		(b)	Voluntary Contributions shall be held in trust uninvested by the Company and shall not accrue earnings until remitted to the Trustee, which shall be as of the earliest date on which such Voluntary Contributions can reasonably be segregated from the Company's general assets, but in any event within ninety
(90) days from the date on which such amounts are received by the Company or would otherwise have been payable to the Participant in cash.

	5.3	Suspension of Voluntary Contributions.  A Participant may voluntarily suspend the Voluntary Contributions of the Participant for an indefinite period of time.  A suspension shall be effective as of the Participant's first administratively feasible Wage Payment Date that is within thirty (30) days after the receipt of a written notice of suspension by the Company from the Participant.  A Participant who makes an election to suspend Voluntary
Contributions pursuant to this Section may reinstate such Contributions effective as of the first Wage Payment Date of the Participant following any subsequent Entry Date designated by the Participant if such Participant files with the Company an executed reinstatement form and any other forms required by the Company no later than the beginning of the first business day of the month next preceding the applicable Entry Date.

	5.4	Additional Voluntary Contributions.  A Participant may at any time (but no more often than twice during a Plan Year) elect to make a lump sum Voluntary
Contribution to the Plan.  Such Voluntary Contribution shall be paid to the
Company in cash (including payment by check or other method approved by the
Company), in an amount determined by the Participant, provided that each such contribution may not be less than $200, and may not exceed
the otherwise applicable limits set forth in the Plan.

	5.5	Rollover Contributions.  (a)  An Employee who has received a distribution of the interest of the Employee in a qualified plan of a former employer under circumstances meeting the requirements of Section 402(a)(5) of the Code relating to lump-sum distributions from qualified plans may elect to deposit all or any portion (as designated by such Employee in writing to the Company) to the amount of such distribution as a Rollover Contribution to this Plan.  A Rollover
Contribution may be made only within sixty (60) days following the date the
Employee receives the distribution from the plan of the former employer of the
Employee (or within such additional period as may be provided under Section 408 of the Code if the Employee shall have made a timely deposit of the distribution in an individual retirement account). Rollover Contributions must be made in cash (including payment by check or other method approved by the Company).
The Company shall establish rules and procedures to implement this Section 5.5, including, without limitation, such procedures as may be appropriate to permit the Company to verify the tax qualified status of the plan of the former employer and compliance with any applicable provisions of the Code relating to
Rollover Contributions.  The amount contributed or transferred to the Trustee pursuant to this Section shall be allocated to the Employee's Transfer Account for the benefit of the Employee.  Each Transfer Account shall share in the earnings, gains and losses of the Trust Fund as set forth in Section 9.10 of the
Plan and shall be distributed at the same times and in the manner set forth in
Article X below.

		(b)	On the first day of each calendar month, with respect to each Participant in this Plan who was a participant under the Illinois Power Company Incentive
Savings Plan for Employees Covered Under a Collective Bargaining Agreement
(the "Collective Bargaining Plan") at any time during the immediately preceding month, the Trustee shall receive directly from the trustee under the Collective
Bargaining Plan all, but not less than all, of the vested amount credited to the accounts of the Participant under the Collective Bargaining Plan.
Amounts so transferred shall be allocated to the Participant's Salary Deferral
Contribution Account, TRASOP Transfer Account, Transfer Account, Matching
Contributions Account, Company Incentive Contribution Account and Voluntary
Contribution Account in the Plan in the same proportions that such amounts were credited to the Salary Deferral Contribution Account, TRASOP Transfer Account,
Transfer Account, Matching Contributions Account, Company Incentive Contribution
Account and Voluntary Contribution Account in the Collective Bargaining Plan,
respectively, immediately prior to such transfer and shall be held for the benefit of the Participant pursuant to the terms of this Plan.  If the
Participant has a loan outstanding under the Collective Bargaining Plan at the time of the transfer, such loan shall be transferred to and assumed by the
Trustee and shall thereafter be treated as a loan made pursuant to Article XIII of this Plan.  A transfer to the Trustee of amounts from the Collective
Bargaining Plan shall be governed by this subsection (b) and not by subsection
(a) next above.

		(c)	On the first day of each calendar month, with respect to each Participant in this Plan who becomes a participant under the Collective Bargaining Plan at any time during the immediately preceding month, the Trustee shall transfer directly to the trustee of the Collective Bargaining Plan all, but not less than all, of the amounts credited to the Account of the Participant, as well as any outstanding loan made to such Participant pursuant to Article XIII of the Plan, to be held and assumed in accordance with the provisions of the Collective
Bargaining Plan for the benefit of the Participant.

	5.6	TRASOP Transfers.  In connection with the termination of the TRASOP on
October 31, 1988, each Employee who was an active participant in the TRASOP on
October 31, 1988 was given an opportunity to elect to have the account balances of the Employee under the TRASOP transferred from the trustee under the TRASOP directly to the Trustee to be placed in a TRASOP Transfer Account established under the Plan on behalf and for the benefit of such Employee.  The Trustee received amounts so transferred directly from the trustee of the
TRASOP and allocated such amounts to the respective TRASOP Transfer Accounts of the Employees electing such transfer.  Each TRASOP Transfer Account shall share in the earnings, gains and losses of the Trust Fund as set forth in Section
9.10 of the Plan and shall be distributed at the same times and in the manner set forth in Article X below.

ARTICLE VI

SPECIAL RULES APPLICABLE TO VOLUNTARY CONTRIBUTIONS
AND MATCHING CONTRIBUTIONS

	6.1	Contribution Percentage Tests.  (a)  Effective January 1, 1987 and
notwithstanding any provision of the Plan to the contrary, the Contribution Percentage for Highly Compensated Eligible Employees shall bear to the Contribution Percentage for all other Eligible Employees a relationship that satisfies either of the following tests:

		(i)	The Contribution Percentage for Highly Compensated Eligible
Employees is not more than the Contribution Percentage for all other Eligible
Employees multiplied by 1.25; or

		(ii)	The Contribution Percentage for Highly Compensated Eligible
Employees is not more than the Contribution Percentage for all other Eligible
Employees multiplied by two and the excess of the Contribution Percentage for the group of Highly Compensated Eligible Employees over that of all other
Eligible Employees is not more than two percentage points.

		(b)	For purposes of subsection (a), the term "Contribution Percentage" for a specified group of Eligible Employees for a given Plan Year means the average of the ratios calculated separately for each Eligible Employee in such group, of
(A) the aggregate of:  (i) the Voluntary Contributions, if any, contributed by the Eligible Employee to the Plan for such Plan Year, plus (B) the Matching
Contributions, if any, contributed by the Company to the Plan for such Plan Year on behalf of such Eligible Employee; to (ii) the Eligible
Employee's Earnings for such Plan Year.

		(c)	If, at the end of any Plan Year, the Plan does not comply with subsection
(a), then the Voluntary Contributions made for such Plan Year by, and Matching
Contributions made for such Plan Year on behalf of, Highly Compensated
Participants shall be reduced in the manner set forth in the next sentence to the extent necessary to comply with subsection (a). Reductions pursuant to the preceding sentence shall be effected with respect to Highly Compensated
Participants pursuant to the following procedure:  the Contribution Percentage of the Highly Compensated Participant with the highest Contribution Percentage shall be reduced to the extent necessary to cause such Highly Compensated
Participant's Contribution Percentage to equal the Contribution Percentage of the Highly Compensated Participant with the next highest Contribution
Percentage.  This process shall be repeated until the Plan satisfies one of the tests set forth in subsection (a) for such Plan Year.

		(d)	Voluntary Contributions made by, and Matching Contributions made on behalf of, Participants who are not Highly Compensated Participants shall be valid and shall not be affected.  Voluntary Contributions and Matching
Contributions that are reduced pursuant to the preceding provisions of this
Section for a Plan Year, adjusted for earnings, gains and losses allocable thereto for such Plan Year and for the period between the end of such
Plan Year and the date of distribution, pursuant to Section 401(m) of the Code, shall be returned to the Company and as soon as practicable thereafter paid by the Company directly to the applicable Highly Compensated Participant.  The calculations, reductions and payments required by this Section shall be made by the Company with respect to a Plan Year at any time prior to the close of the following Plan Year.

		(e)	If at any time during a Plan Year the Company, in its sole discretion, determines that neither of the tests set forth in subsection (a) of this Section
6.1 may be met for such Plan Year, then:

		(i)	The Company shall have the unilateral right during the Plan Year to require the prospective reduction, for the balance of the Year or any part thereof, of the percentage of Compensation of Highly Compensated Participants
that may be contributed as Voluntary Contributions.  Such reductions shall be made to the extent necessary, in the discretion of the Company, to assure that one of the tests set forth in subsection (a) of this Section 6.1 shall be met for the Plan Year and shall be based upon estimates made from data available to the Company at any time during the Plan Year.

		(ii)	Reductions pursuant to subsection (i) next above shall be effected with respect to Highly Compensated Participants pursuant to the following procedure:
the Contribution Percentage of the Highly Compensated Participant with the highest Contribution Percentage shall be reduced to the extent necessary to cause such Highly Compensated Participant's Contribution Percentage to equal the
Contribution Percentage of the Highly Compensated Participant with the next highest Contribution Percentage. This process shall be repeated to the extent necessary to assure that one of the tests set forth in subsection (a) shall not be exceeded for such Plan Year.

		(f)	If a "Multiple Use of the Alternative Limitation" occurs in a Plan Year, then, notwithstanding any other provisions of Section 3.4 or of this Section
6.1, the test in paragraph (a)(ii) of this Section shall not be used to satisfy the requirements of this Section for Voluntary Contributions and Matching
Contributions in the same Plan Year that the test contained in Section 3.4(b)
(ii) is used to satisfy the requirements of Section 3.4 with respect to Salary
Deferral Contributions.  If the preceding sentence shall be applicable for a
Plan Year, then the Company shall determine whether to use the test in paragraph (a)(ii) of this Section to satisfy the requirements of this Section
6.1, or to use the test in paragraph (b)(ii) of Section 3.4 to satisfy the requirements of Section 3.4, for such Plan Year.

			A Multiple Use of the Alternative Limitation shall occur in a Plan Year if all of the following conditions are satisfied in the Plan Year:

		(1)	At least one Highly Compensated Participant is eligible to authorize
Salary Deferral Contributions to be made on behalf of the Highly Compensated
Participant, and to make Voluntary Contributions or have Matching Contributions allocated to the Matching Contributions Account of the Highly Compensated
Participant, pursuant to the Plan during such Plan Year;

		(2)	The sum of the Actual Deferral Percentage of the entire group of
Highly Compensated Eligible Employees and the Contribution Percentage of the
entire group of Highly Compensated Eligible Employees for such Plan Year exceeds the greater of:

		A.	the sum of:

		(i)	125% of the greater of (I) the Actual Deferral Percentage
of the group of Eligible Employees who are not Highly Compensated
Eligible Employees for such Plan Year, or (II) the Contribution Percentage of the group of Eligible Employees who are not Highly Compensated
Eligible Employees for such Plan Year, and

		(ii) Two plus the lesser of A(i)(I) or A(i)(II) above. In no event, however, shall this amount exceed 200% of the lesser of A(i)(I) or A(i)(II) above, or

				B.	the sum of:

		(i) 125% of the lesser of (I) the Actual Deferral Percentage of the group of Eligible Employees who are not Highly Compensated Eligible Employees for such Plan Year, or (II) the Contribution Percentage of the group of Eligible Employees who are not Highly Compensated Eligible
Employees for such Plan Year, and

		(ii)	Two (2) plus the greater of B(i)(I) or B(i)(II) above.  In
no event, however, shall this amount exceed 200% of the greater of B(i)(I) or B(i)(II) above;

		(3)	The Actual Deferral Percentage of the entire group of Highly
Compensated Eligible Employees exceeds the amount described in Section 3.4(b)
(i); and

		(4)	The Contribution Percentage of the entire group of Highly
Compensated Eligible Employees exceeds the amount described in Section 6.1(a)
(i).

ARTICLE VII

COMPANY INCENTIVE CONTRIBUTIONS

	7.1	Company Incentive Contributions. (a)  For each Plan Year in which the
Company attains the minimum Incentive Target established by the Company for such
Plan Year, and in which the Company declares a dividend on Company Common Stock, the Company shall contribute to the Trust for each Participant a Company
Incentive Contribution equal to a percentage of such Participant's Earnings
(up to two percent (2%)) as determined pursuant to such Incentive Targets.
Company Incentive Contributions shall be remitted to the Trustee as soon as practicable following the end of such Plan Year.

		(b)	Notwithstanding the provisions of paragraph (a) next above, if the required payments of principal and interest on a Loan in any Plan Year require a release in that Plan Year of Company Common Stock from the Loan Suspense
Account, pursuant to Section 8.1(b), with an aggregate value in excess of the sum of (1) the amount of Matching Contributions for such Plan Year, and (2) the amount of unpaid Matching Contributions for the preceding Plan Year, required pursuant to Section 4.2, such Company Common Stock so released shall constitute a Company Incentive Contribution for such Plan Year, and shall be allocated among the Company Incentive Contribution Accounts of all Participants either pursuant to Sections 7.1 and 9.5 if the Company attains the minimum Incentive
Target established by the Company for that Plan Year, or in proportion to the
Earnings of all Participants if the Company does not attain the minimum
Incentive Target established for that Plan Year.

		(c)	Company Incentive Contributions made with respect to a Plan Year pursuant to this Section 7.1 shall in no event be made later than the time prescribed by law for filing the income tax return of the Company for the fiscal year of the
Company (including extensions thereto) that corresponds to such Plan Year.

	7.2	Form of Company Incentive Contribution.  Company Incentive Contributions to
the Trust for any Plan Year shall be allocated in shares of Company Common Stock acquired with the proceeds of a Loan, and released from the Loan Suspense
Account pursuant to Section 8.1(b) as a result of (a) Company contributions applied by the Trustee on principal and interest payments on the Loan for such
Plan Year and (b) cash dividends paid by the Company with
respect to shares of Company Common Stock acquired with the proceeds of the Loan and applied by the Trustee on principal and interest payments on the Loan for such Plan Year, in excess of the payments of principal and interest on the Loan attributable to Matching Contributions for such Plan Year pursuant to Section
4.2.

ARTICLE VIII

EXEMPT LOANS

	8.1	Loans.  (a)  The Company may direct the Trustee to obtain Loans.  Any such
Loan will meet all requirements necessary to constitute an "exempt loan" within the meaning of Section 4975(d)(3) of the Code and Treasury Regulations
Section 54.4975-7(b)(1)(iii) and shall be used primarily for the benefit of the
Participants and Beneficiaries.  The proceeds of any such Loan shall be used, within a reasonable time after the Loan is obtained, only to purchase Company
Common Stock from the Company or any shareholder of the Company, repay the Loan or repay any prior Loan.  The only assets of the Plan that may be given as collateral on a Loan are shares of Company Common Stock acquired with the proceeds of the Loan and shares of Company Common Stock that were used as collateral on a prior Loan repaid with the proceeds of the current Loan.
Company Common Stock purchased with the proceeds of a Loan shall be placed in a Loan Suspense Account.  No person entitled to payment under a Loan shall have recourse against Trust assets other than such collateral, contributions
(other than contributions of Company Common Stock) that are available under the
Plan to meet obligations under the Loan and earnings attributable to such collateral and the investment of such contributions.  All Matching Contributions and Company Incentive Contributions paid during the Plan Year in which a Loan is made (whether before or after the date the proceeds of the Loan are received), all Matching Contributions and Company Incentive Contributions paid thereafter until the Loan has been repaid in full, and all earnings from investment of such
Matching Contributions and Company Incentive Contributions, without regard to whether any such Matching Contributions and Company Incentive Contributions and
earnings have been allocated to Participants' Matching Contribution Accounts or
Company Incentive Contribution Accounts, shall be available to meet obligations under the Loan as such obligations accrue, or prior to the time such obligations accrue, unless otherwise provided by the Company at the time any such Contribution is made.

		(b)	Shares of Company Common Stock purchased with the proceeds of a Loan shall be released from the Loan Suspense Account upon the payment of any portion of the Loan in a minimum amount required pursuant to applicable provisions of
Section 4975(d)(3) of the Code and Treasury Regulation Section 54.4975-7(b)(8)
issued thereunder.

		(c)	If the Company Common Stock purchased with the proceeds of a Loan includes more than one class of Company Common Stock, the number of shares of each class to be released for a Plan Year must be determined by applying the same fraction to each class. If interest on any Loan is variable, the interest to be paid in future years under the Loan shall be computed by using the interest rate applicable as of the end of the Plan Year.  Should a loan initially satisfying the conditions stated in subparagraph (b)(1) at some subsequent date cease to satisfy the conditions of such subparagraph, by reason of a renewal, extension, or refinancing of the Loan, then subparagraph (b)(2)
shall be applied in determining the shares released upon
payment of any principal or interest after such date.

	8.2	Loan Payments.  (a)  Payments of principal and interest on any Loan during a Plan Year shall be made by the Trustee (as directed by the Company) only from (1) Matching Contributions and Company Incentive Contributions to the Trust
made to meet the Plan's obligation under a Loan (other than contributions of
Company Common Stock) and from any cash dividends attributable to Company Common
Stock acquired with the proceeds of a Loan, and investments of such contributions (both received during or prior to the Plan Year); (2) the proceeds of a subsequent Loan made to repay a prior Loan; and (3) the proceeds of the sale of any Company Common Stock purchased with the proceeds of a Loan.  Such contribution and cash dividends must be accounted for separately by the Plan until the Loan is repaid.

		(b)	Company Common Stock released by reason of the payment of principal or interest on a Loan shall, following such payment, be allocated as set forth in
Sections 9.3 and 9.5 to Participants' Matching Contribution Accounts and Company
Incentive Contribution Accounts.

		(c)	While any Loan is outstanding, the Company shall make Matching
Contributions and Company Incentive Contributions to the Trust required by
Sections 4.1 and 7.1, in cash, in sufficient amounts to enable the Trustee to pay principal and interest payments on such Loan as they are due, except to the extent that such principal and interest payments have been satisfied by the
Trustee from cash dividends paid to it with respect to Company Common
Stock acquired with the proceeds of the Loan pursuant to subsection (d) next below; provided, however, that no such contribution shall exceed the limitations in Section 9.8.  In the event that such Contributions, by reason of the limitations in Section 9.8, are insufficient to enable the Trust to pay principal and interest payments on such Loan as they are due, then upon the
Trustee's request the Company shall:

		(1)	Make a Loan to the Trust as described in Treasury Regulation
Section 54.4975-7(b)(4)(iii), in sufficient amounts to meet such principal and interest payments. Such new Loan shall also meet all requirements of an
"exempt loan" within the meaning of Treasury Regulation Section
54.4975-7(b)(1)(iii) and shall be subordinated to the prior Loan. Company
Common Stock purchased with the proceedsof the prior Loan will be allocated to the Accounts of the Participants in accordance with applicable provisions of the
Plan;

		(2)	Purchase any Company Common Stock purchased with the proceeds of the prior Loan in an amount necessary to provide the Trustee with sufficient funds to meet the principal and interest repayments.  Any such sale by the Plan shall meet the requirements of Section 408(e) of ERISA; or

		(3)	Any combination of the foregoing.

		(d)	While any Loan is outstanding, cash dividends received by the Trustee with respect to Company Common Stock acquired with the proceeds of such Loan shall be applied by the Trustee to principal and interest payments due on such
Loan, to the extent that such payments are not made by the Trustee with contributions made by the Company pursuant to Section 8.2(c).  Such payments shall first be made with cash dividends received with respect to Company Common
Stock held in the Matching Contribution Accounts of Participants and
attributable to Matching Contributions made on or after January 1, 1991, or held in the Company Incentive Contribution Accounts of Participants, and thereafter, to the extent necessary, with cash dividends received with respect to Company
Common Stock held in the Loan Suspense Account.  Any cash dividends received with respect to Company Common Stock held in Matching Contribution Accounts or
Company Incentive Contribution Accounts that are not applied by the Trustee to principal and interest payments due on the Loan pursuant to the preceding provisions of this paragraph shall be allocated to such Matching Contribution
Accounts or Company Incentive Contribution Accounts.  Any cash dividends received with respect to Company Common Stock held in the Loan Suspense Account that are not applied by the Trustee to principal and interest payments due on the Loan pursuant to the preceding provisions of this paragraph shall be allocated to the Loan Suspense Account and applied by the Trustee to principal and interest payments due on the Loan in subsequent Plan Years.  Any such cash dividends allocated to Matching Contribution Accounts or Company Incentive
Contribution Accounts shall be invested by the Trustee in the Company
Contributions Common Stock Fund pursuant to Section 14.4.  Any such cash dividends allocated to the Loan Suspense Account shall be invested by the
Trustee in such manner as the Trustee shall determine pursuant to the terms of the Trust Agreement.  To the extent principal and interest payments on a
Loan are repaid by cash dividends on shares of Company Common Stock held in the
Matching Contribution Account and attributable to Matching Contributions made on or after January 1, 1991, or in the Company Incentive Contribution Account, of a
Participant, a number of shares of Company Common Stock shall be released from the Loan Suspense Account and allocated to the Matching Contribution Account or
Company Incentive Contribution Account, as the case may be, of such Participant.
To the extent principal and interest payments due on a Loan are repaid by cash dividends on shares of Company Common Stock held in the Loan Suspense Account, a number of shares of Company Common Stock shall be released from the Loan
Suspense Account and allocated among the Company Incentive Contribution Accounts of all Participants pursuant to Sections 7.1 and 9.5.  The number of shares of
Company Common Stock to be released from the Loan Suspense Account pursuant to either of the preceding sentences shall have an aggregate fair market value, determined as of the date of allocation pursuant to Section 14.5, equal to the amount of such dividends received with respect to such shares that are applied to payments on a Loan.

		(e)	The Company shall not, pursuant to the provisions of this Section, do, or cause to be done any act or thing, or fail to do any act or thing, that would result in a disqualification of the Plan as an employee stock ownership plan under Section 4975(e)(7) of the Code.

		(f)	Notwithstanding any amendment to or termination of the Plan that causes it to cease to qualify as an employee stock ownership plan within the meaning of
Section 4975(e)(7) of the Code, or any repayment of a Loan, no shares of Company
Common Stock acquired with the proceeds of a Loan obtained by the Trust to purchase Company Common Stock may be subject to a put, call or other option, or buy-sell similar arrangement while such shares are held by and when distributed from the Plan.

		(g)	In order to assure that the number of shares of Company Common Stock released from the Loan Suspense Account for any Plan Year in accordance with the provisions of Section 4975 of the Code, Section 408(b) of ERISA, and the
regulations promulgated thereunder and this Article VIII, is sufficient to satisfy the Company's obligation to make Matching Contributions and Company
Incentive Contributions in accordance with the terms of the Plan, a Loan, by its terms, shall permit both its prepayment and refinancing by the Trustee, as well as the corresponding acceleration or deceleration of the rate at which shares of Company Common Stock are released from the Loan Suspense Account.

		(h)	Notwithstanding the foregoing, if as of December 31, 2015, any of the principal or accrued and unpaid interest of any Loan is then outstanding, the
Company shall make contributions to the Trust in accounts that, together with cash dividends paid to the Trustee with respect to Company Common Stock acquired with the proceeds of the Loan, shall satisfy all payment of principal and interest then remaining on such Loan, and all shares of Company
Common Stock acquired with the proceeds of such Loan and then held in the Loan
Suspense Account shall be allocated to Participants' Accounts, regardless of whether the value of such shares exceeds the aggregate Matching Contributions and Company Incentive Contributions required for such Plan Year pursuant to
Sections 4.1 and 7.1.

ARTICLE IX

ALLOCATIONS TO PARTICIPANTS' ACCOUNTS

	9.1	Separate Accounts.  The Company shall create and maintain a separate
Account for each Participant as shall be needed.  Such Accounts shall consist of such of the following as shall be applicable to the Participant:  a Matching
Contribution Account, a Salary Deferral Contribution Account, a TRASOP Transfer
Account, a Transfer Account, a Company Incentive Contribution Account and a
Voluntary Contribution Account.  Participants' Accounts are primarily for accounting purposes and do not require a segregation of the Trust Fund.  The
Company may delegate the responsibility for the maintenance of the Accounts to the Trustee or any agent or agents.

	9.2	Company Account.  The Company shall maintain a Limitation Account, if necessary, pursuant to the provisions of Section 9.8.  The investment of the balance in the Limitation Account shall be within the sole discretion of the
Company.

	9.3	Allocation of Matching Contributions.  (a)  As of each Valuation Date there shall be allocated to the Matching Contribution Account of each Participant the
Matching Contribution made by the Company for such Participant pursuant to
Section 4.1(a) for the Valuation Period ending on such Date.  An allocation pursuant to this Section shall be made only to the Matching Contribution Account of a Participant whose Earnings were reduced through payroll deductions pursuant to an Incentive Savings Agreement during the Valuation Period ending on such Date.

		(b)	Any Matching Contribution, reduced by any applicable amounts pursuant to the provisions of Sections 6.1(c) or (f), shall be allocated to the Matching
Contribution Account of a Participant in shares of Company Common Stock, including fractional shares, pursuant to Sections 4.2 and 8.2; provided, however, that no fractional shares of Company Common Stock
will be issued pursuant to the Plan.

	9.4	Allocation of Salary Deferral Contributions.  As of each Valuation Date there shall be allocated to the Salary Deferral Contribution Account of each
Participant a Salary Deferral Contribution equal to (i) the amount by which the
Participant's Earnings were reduced by payroll deductions during the Valuation
Period ending on such Date pursuant to such Participant's Incentive Savings
Agreement, reduced by (ii) any applicable amounts pursuant to the provisions of Sections 3.1(b), 3.1(c), 3.4(c) and 6.1(f).

	9.5	Allocation of Company Incentive Contributions.  (a)  As of the last day of each Plan Year, there shall be allocated to the Company Incentive Contribution
Account of each Participant the Company Incentive Contribution, if any, made by the Company pursuant to Section 7.1 for such Plan Year.

		(b)	Any Company Incentive Contribution shall be allocated to the Company
Incentive Contribution Account of a Participant in shares of Company Common
Stock, including fractional shares, pursuant to Sections 7.2 and 8.2; provided, however, that no fractional shares of Company Common Stock will be issued pursuant to the Plan.

	9.6	Allocation of Voluntary and Rollover Contributions.  Voluntary
Contributions made by a Participant, reduced by any applicable amounts pursuant to the provisions of Sections 6.1(c) and (f), shall be allocated to the Voluntary Contribution Account of the Participant as of the Valuation Date coinciding with or next following receipt of such Contributions by the Trustee. Rollover contributions made by or for an Employee shall be allocated to the Transfer Account of the Participant as of the Valuation Date coinciding with or next following receipt of such Contributions by the Trustee.

	9.7	Allocation of TRASOP Transfers.  Amounts transferred from an Employee's account balances under the TRASOP were allocated to the TRASOP Transfer Account of the Employee as of the Valuation Date coinciding with or next following receipt of such amounts by the Trustee.

	9.8	Maximum Allocation.  (a)  Except as provided in subsection (b) below, the allocations to the Account of any Participant in any Limitation Year shall be limited so that the Participant's Annual Additions for such year do not exceed the Maximum Permissible Amount.

		(b)	If no more than one-third of the Company contributions for a Limitation
Year that are deductible as principal or interest payments on a Loan, pursuant to the provisions of Section 404(a) of the Code, are allocated to Highly
Compensated Participants, then the limitations imposed by subsection
(a) shall not apply to:

		(i)	Forfeitures of Company Common Stock if the Company Common
Stock was acquired with the proceeds of a Loan, or

		(ii)	Company contributions that are deductible as the interest payments on a Loan under Section 404(a)(9)(B) of the Code and charged against a
Participant's Account.

		(c)	If the foregoing limitation on allocations would be exceeded in any
Limitation Year for any Participant as a result of reasonable error in estimating a Participant's Compensation or under such other limited facts and circumstances that the Commissioner of the Internal Revenue Service, pursuant to
Treasury Regulation 1.415-6(6), finds justify the availability of this Section
9.8, the amount in excess of the limits of this Section 9.8 shall be placed, unallocated to any Participant, in a Limitation Account.  If a Limitation
Account is in existence at any time during a particular Limitation Year, other than the Limitation Year described in the preceding sentence, all amounts in the
Limitation Account must be allocated to Participants' Accounts (subject to the limits of this Section 9.8) before any contributions that would constitute
Annual Additions may be made to the Plan for that Limitation Year.  The excess amount allocated pursuant to this Section 9.8 shall be used to reduce
Matching Contributions and Company Incentive Contributions for the next
Limitation Year (and succeeding Limitation Years, as necessary) for all of the
Participants in the Plan.  The Limitation Account
will not share in the valuation of Participants' Accounts and the allocation of earnings set forth in Section 9.10 of the Plan, and the change in fair market value and allocation of earnings attributable to the Limitation Account shall be allocated to the remaining Accounts hereunder as set forth in Section 9.10.

		(d)	Upon termination of the Plan, any amounts in a Limitation Suspense
Account at the time of such termination shall revert to the Company.

		(e)	In the event that any Participant under this Plan is also a Participant in a defined benefit plan (as defined in Section 415(k) of the Code) maintained by the Company, the sum of the defined plan fraction and the defined contribution plan fraction for any Limitation Year with respect to such
Participant shall not exceed one (1).  If such sum exceeds one (1), then no reduction in contributions or allocations to obtain compliance with
Section 415(e) of the Code shall occur under this Plan until the Participant's benefits under such defined benefit plan have been reduced pursuant to the terms thereof.  Any reduction under this Plan shall be made only to the extent necessary so that the sum of such fractions shall equal one (1).  For purposes of this Section 9.8, a plan is deemed to be maintained by the Company if the plan is maintained by any employer that is, along with the Company, a member of a controlled group of corporations or under common control (as defined in
Sections 414(b) and (c) of the Code, as modified by Section 415(h) thereof)
or a member of an affiliated service group (as defined in
Section 414(m) of the Code).  For purposes of this paragraph (e):

		(1)	The term "defined benefit plan fraction" for any  Limitation Year means a fraction:

		A.	the numerator of which is the projected annual benefit of the
Participant under all defined benefit plans maintained by the Company
(determined as of the close of the Limitation Year), and

		B.	the denominator of which is the lesser of (i) the product of 1.25 multiplied by the dollar limitation in effect under Subsection 415(b)(1)(A) of the Code for such Limitation Year, or (ii) the product of 1.4 multiplied by the amount taken into account under Section 415(b)(1)(A) of the Code for the
Participant for such Limitation Year; and

		(2)	The term "defined contribution plan fraction" for any Limitation Year means a fraction:

		A.	the numerator of which is the sum of the Annual Additions to the Participant's Account as of the close of the Limitation Year, and

		B.	the denominator of which is the sum of the lesser of the
following amounts determined for such Limitation Year and for each prior Limitation Year of service with the Company:

		(i)	the product of 1.25 multiplied by the dollar limitation in
effect under Subsection 415(c)(1)(A) of the Code for such Limitation Year (determined without regard to Subsection 415(c)(6) of the Code), or

		(ii)	the product of 1.4 multiplied by the amount which may
be taken into account under Subsection 415(c)(1)(B) of the Code (or Subsection 415(c)(7) if applicable) with respect to such Participant under such defined contribution plan for such Limitation Year.

		(f)	If a Participant shall be entitled to receive an allocation under this
Plan and any Related Plan and, in the absence of the limitations contained in this Section 9.8 and Section 4.3, the Company would have contributed or allocated to the Account of any Participant an amount for a Limitation Year that would have caused the Annual Additions to the Account of a Participant to exceed the Maximum Permissible Amount for such Year, then the contributions or allocations under such Related Plan shall be reduced prior to any reduction in contributions or allocations made with respect to the Participant under this
Plan to the extent necessary so that the allocation of such Annual Additions does not exceed the Maximum Permissible Amount.

		(g)	Any reduction in allocations under this Plan for a Participant's Account required pursuant to this Section 9.8 and Section 415 of the Code shall be effected, to the extent necessary, in the following manner:  (i) first,
Voluntary Contributions made by such Participant that are included in the Annual
Additions to the Account of Participant, adjusted for earnings, gains and losses allocable thereto, shall be returned to the Participant; (ii) next, the Salary
Deferral Contribution that would have been made by the Company for the applicable Plan Year with respect to such Participant shall be reduced; (iii)
next, the Matching Contribution that would have been made by the Company for the applicable Plan Year with respect to such Participant shall be reduced; and (iv)
next the Company Incentive Contribution that would have been made by the Company for the applicable Plan Year with respect to such Participant shall be reduced.
The amount of any reductions to Voluntary Contributions and Salary Deferral
Contributions pursuant to clauses (i) or (ii) of this subsection (g), adjusted for gains, earnings and losses allocable thereto, shall be paid by the
Company directly to the affected Participant.

		(h)	The provisions of this Section shall be interpreted by the Company, in the administration of the Plan, to reduce allocations (as required by this
Section) only to the minimum extent necessary to reflect the requirements of
Section 415 of the Code, as amended and in force from time to time, and Treasury
Regulations promulgated pursuant to said Section.

	9.9	Vesting.  Each Participant shall at all times be fully vested in the
Adjusted Balance of the Account of the Participant under the Plan.

	9.10	Allocations and Adjustments to Accounts.  As of each Valuation Date, and subject to Section 13.4(e), the Company shall determine, on an accrual basis of accounting, the Adjusted Balance of each Account of each Participant in the following manner:

		(a)	As soon as practicable after each Valuation Date, the Company shall determine the earnings and the amount of any realized or unrealized appreciation or depreciation in the fair market value of each of the Investment Funds (other than the Stock Funds), during the Valuation Period ending on such Valuation Date as determined as of such Valuation Date or the next previous business day if such Valuation Date falls on a Saturday, Sunday or holiday. In determining such value the Company shall use such generally accepted methods and bases as the
Company, in its discretion, shall deem advisable.  The judgment of the Company as to the fair market value of any asset shall be presumptively conclusive and binding on all persons.

		(b)	The earnings on contributions made pursuant to Sections 3.1, 5.1, 5.4,
5.5 and 5.6 that have been initially invested in short term investment obligations selected by the Trustee from time to time during the Valuation
Period ending on such Valuation Date pending allocation to one or more of the
Investment Funds (other than the Stock Funds) shall be allocated to a
Participant's applicable Account in the same proportion as such contributions are allocated. The amount of such earnings on such contributions shall be determined by multiplying the total amount of such earnings by a fraction the numerator of which is the amount of such contributions allocated to a
Participant's Account for that Valuation Period and the denominator of which is the total amount of such contributions allocated to all
Participants' Accounts for that Valuation Period.

		(c)	The earnings and market appreciation or depreciation of each Investment
Fund (other than the Stock Funds) for the Valuation Period ending on such
Valuation Date (including earnings and appreciation or depreciation attributable to the investment of any Limitation Account in such Investment Fund) shall be allocated to each applicable Account (excluding any Limitation Account) that is invested in such Investment Fund on such Valuation Date by multiplying the earnings and market appreciation or depreciation of such Fund by a fraction the numerator of which is the Adjusted Balance of such Account invested in the applicable Fund as of the prior Valuation Date and the denominator of which is the total of the Adjusted Balances of all such Accounts (excluding any
Limitation Account) invested in such Fund as of the prior Valuation Date.  Each such Account (excluding any Limitation Account) shall be adjusted by adding thereto or subtracting therefrom its share of the earnings and market appreciation or depreciation of each Investment Fund as determined by the preceding sentence.

		(d)	Subject to the provisions of Section 8.2(d) above, all Company Common
Stock and other property received by the Trustee during the Valuation Period ending on such Valuation Date as dividends or other distributions by the Company with respect to any Account of a Participant invested in one or more Stock
Funds, and all shares of Company Common Stock released from the Loan Suspense
Account pursuant to Section 8.1(b), shall be allocated to that Account.
Notwithstanding anything to the contrary contained herein, no Company Common
Stock or other property declared or paid by the Company as a dividend on Company
Common Stock shall be allocable to any Account if the Company Common Stock or other property was declared or paid as a dividend with respect to any period prior to the date of receipt of the contribution or transfer of the underlying
Company Common Stock by the Trustee.

		(e)	Each Account shall then be further adjusted by adding to it the amount of contributions allocable thereto for each Participant pursuant to Sections 9.3,
9.4, 9.5 and 9.6 for the Valuation Period or, if applicable, the Plan Year ending on such Valuation Date.

		(f)	Following the above adjustments to each Account there shall be deducted from each Account the distributions and withdrawals made therefrom since the prior Valuation Date.

	9.11	Accounting for Allocations of Company Common Stock.  The Company shall adopt accounting procedures for the purpose of making the allocations, valuations and adjustments to Participants' Accounts provided for in this
Article.  Except as provided in Treasury Regulation Section 54.4975-11(d),
Company Common Stock acquired by the Plan shall be accounted for as provided under Treasury Regulation Section 1.402(a)-1(b)(2)(ii),
allocations of Company Common Stock shall be made separately for each class of stock, and the Company shall maintain adequate records of the cost basis of all shares of the Company Common Stock allocated to each Participant's
Matching Contribution Account, Company Incentive Contribution Account, Salary
Deferral Contribution Account, Transfer Account, TRASOP Transfer Account, and
Voluntary Contribution Account.

ARTICLE X

PAYMENT OF BENEFITS

	10.1	Payments on Termination for Reasons Other Than Death.  A Participant who
attains the Normal Retirement Date and continues to be an Employee thereafter shall continue to share in the allocation of Matching Contributions, Company
Incentive Contributions and Salary Deferral Contributions; may elect or continue to enter into Incentive Savings Agreements; and may elect or continue to make
Voluntary Contributions.  Upon the termination of employment of a Participant for any reason other than death, the Company shall notify the Trustee in writing of the Participant's termination and shall direct the Trustee to make payment of the Adjusted Balance of the Participant's Account in accordance with
Sections 10.3 and 10.4.

	10.2	Payments on Death.

		(a)	Upon the death of a Participant the Company shall promptly notify the
Trustee in writing of the Participant's death and the name of the Beneficiary of the Participant (or surviving spouse if subsection (c) is applicable) and shall direct the Trustee to make payment of the Adjusted Balance of the Participant's
Account in accordance with Sections 10.3 and 10.4.

		(b)	Each Participant who is not married to a surviving spouse at the date of the death of the Participant, or each married Participant whose surviving spouse has consented to an alternative Beneficiary designation as provided in subsection (c), shall have the right to designate, by giving a written designation to the Company, a person or persons or entity as Beneficiary to receive the death benefit provided under this Section 10.2.  Successive designations may be made, and the last designation received by the Company prior to the death of the Participant shall be effective and shall revoke all prior designations.  If a designated Beneficiary shall die before the
Participant the interest of the Beneficiary shall terminate and, unless otherwise provided in the Participant's designation, such interest shall be paid in equal shares to those Beneficiaries, if any, who survive the Participant.
A Participant shall have the right to designate different Beneficiaries to receive the Adjusted Balance in the Participant's Matching Contribution
Account, Company Incentive Contribution Account, Salary Deferral Contribution
Account, TRASOP Transfer Account, Transfer Account and Voluntary
Contribution Account under the Plan.  The Participant shall have the right to revoke the designation of any Beneficiary without the consent of the
Beneficiary.

		(c)	The Beneficiary of each married Participant shall be the surviving spouse of the Participant and the death benefits of any Participant who is married at the date of the death of the Participant shall be paid in full to the surviving spouse of the Participant in a single lump sum.  Notwithstanding the preceding sentence, the death benefits provided pursuant to subsection (a) shall be distributed to any other Beneficiary designated by the Participant as provided in subsection (b) of this Section, and pursuant to the method, if any, designated by the Participant as provided in subsection (b), if the
Participant's surviving spouse consented to such designation by the Participant, prior to the date of the Participant's death, in writing.  Such consent must acknowledge the effect of the election and the identity of any non-surviving spouse Beneficiary, including any class of Beneficiaries or contingent
Beneficiaries, and must be witnessed by a representative of the Plan or a notary public.  The consent of the Participant's surviving spouse shall not be required if the Participant establishes to the satisfaction of the Company that consent may not be obtained because there is no surviving spouse or the surviving spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations.  The Participant may not subsequently change the method of distribution elected by the Participant or the designation of the Beneficiary of the Participant unless the surviving spouse of the
Participant consents to the new election or designation in accordance with the requirements set forth in the preceding sentences, or unless the surviving spouse's consent permits the Participant to change the election of method of payment or the designation of the Beneficiary of the Participant without the spouse's further consent.  A spouse's consent is irrevocable.  Any consent by a surviving spouse, or establishment that the consent of the surviving spouse may not be obtained, shall be effective only with respect to that surviving spouse.

		(d)	If a Participant shall fail to designate a Beneficiary, or if such designation shall for any reason be illegal or ineffective, or if no Beneficiary shall survive the Participant, the death benefits of the Participant otherwise payable pursuant to subsections (b) or (c) shall be paid:

		(i)	to the surviving spouse of the Participant;

		(ii)	if there is no surviving spouse, to the descendants of the Participant
(including legally adopted children or their descendants) per stirpes;

		(iii)	if there is neither surviving spouse nor surviving descendants, to the duly appointed and qualified or other personal representative of the Participant to be distributed in accordance with the Participant's will or applicable intestacy law; or

		(iv)	in the event that there shall be no representative duly appointed and qualified within six (6) months after the date of death of such deceased
Participant, then to such persons as, at the date of the death of the
Participant, would be entitled to sharein the distribution of such deceased
Participant's personal estate under the provisions of the applicable statute then in force governing the descent of intestate property, in the proportions specified in such statute.

		(e)	The Company may determine the identity of the distributees and in so doing may act and rely upon any information it may deem reliable upon reasonable inquiry, and upon any affidavit, certificate, or other paper believed by it to be genuine, and upon any evidence believed by it sufficient.

	10.3  Commencement of Payments.

		(a)	Subject to the succeeding provisions of this Section, upon the termination of a Participant's employment with the Company (by reason of death or otherwise)
the Adjusted Balance of the Account of the Participant shall be payable to the
Participant (or the surviving spouse or Beneficiary of the Participant, if applicable) during the first one hundred and twenty (120) days of the
Plan Year next following the Plan Year in which such termination occurs.

		(b)	A Participant (or the surviving spouse or Beneficiary of the Participant, if applicable) may elect to receive payment of all, but not less than all, of the Adjusted Balance of the Participant's Account during the sixty (60) day period after the Valuation Date next following the date of termination of the
Participant's employment with the Company.  Such election shall be made in writing to the Company within thirty (30) days after such termination of employment, shall be irrevocable, and shall be made pursuant to such other rules as the Company may promulgate.

		(c)	Notwithstanding the provisions of Sections 10.3(a) and (b) next above, if the value of the nonforfeitable portion of the Adjusted Balance of a
Participant's Account (including any participant loans outstanding on such date)
exceeds $3,500, such distribution shall be made in accordance with the provisions of this Article X to the Participant (or the surviving spouse or Beneficiary of the Participant, if applicable) as soon as practicable after the Valuation Date next following the Participant's date of termination of employment with the Company.

		(d)	Notwithstanding the foregoing provisions of this Section other than those that require the consent of a Participant to a distribution of the Adjusted
Balance of the Account of the Participant in excess of $3,500:

		(i)	Unless a Participant otherwise elects, the distribution of the Adjusted
Balance of (A) the Matching Contribution Account of the Participant attributable to Matching Contributions made on and after January 1, 1991, and (B) the Company
Incentive Contribution Account will commence not later than 12 months after the close of the Plan Year (1) in which the Participant's employment with the
Company terminates because of retirement on or after the Normal Retirement
Date of the Participant, permanent disability, or death, or (2) that is the fifth Plan Year in which the Participant's employment with the Company terminates for any other reason, except that this clause (2)shall not apply if the Participant is reemployed by the Company before the first day of such fifth Plan Year.

		(ii)	Unless the Participant otherwise elects, the distribution of the Adjusted
Balance of the Matching Contribution Account and Company Incentive Contribution
Account of the Participant pursuant to paragraph (i) above will be in substantially equal annual or more frequent payments over a period not longer than the greater of (1) five years, or (2) in the case of a Participant the
Adjusted Balance of whose Matching Contribution Account attributable to Matching
Contributions made on or after January 1, 1991 and Company Incentive
Contribution Account exceeds $500,000, five years plus one additional year
(but not more than five additional years) for each $100,000 or fraction thereof by which such Adjusted Balance exceeds $500,000.  The dollar amounts contained in this paragraph (ii) shall be adjusted by the Secretary of the
Treasury pursuant to Section 409(o)(2) of the Code.

		(e)	The Adjusted Balance of a Participant's Account that is paid pursuant to
Section 10.1 or 10.2 and this Section shall be determined as of the Valuation
Date coinciding with or next preceding the date of such payment.

		(f)	If any distribution is made to a Participant (or the surviving spouse of the Participant or Beneficiary, if applicable) pursuant to this Section prior to the payment to the Trustee of any Matching Contribution or Company Incentive
Contribution, such Matching Contribution or Company Incentive Contribution otherwise allocable to the Matching Contribution Account of such Participant pursuant to Sections 9.3, 9.5 and 9.10 shall be paid by the Trustee directly to such Participant, surviving spouse or Beneficiary as soon as practicable following the payment of such Matching Contribution or Company Incentive
Contribution to the Trustee.

		(g)	Effective January 1, 1993, if the distributee of any eligible rollover distribution (as defined in section 402 of the Code or related regulations or notices) under the Plan of $200 or more:

		(i)	elects in such form and at such time as the Company may prescribe to have the distribution paid directly to an eligible retirement plan (as defined in section 401(a)(31)(D) of the Code), and

		(ii)	specifies an eligible retirement plan to which the distribution is to be paid,

the distribution shall be made in the form of a direct trustee-to-trustee rollover to the eligible plan so specified.

		(h)	If a distribution is one to which sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

		(i)	The Plan Administrator clearly informs the Participant that the
Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

		(ii)	the Participant, after receiving the notice, affirmatively elects a distribution.

		(i)	Unless the participant elects otherwise, the payment of benefits under the
Plan will commence not later than 60 days after the close of the Plan Year in which the latest of the following events occurs:

		(i)	the date on which the Participant attains the age of 65;

		(ii)	the tenth anniversary of the date on which the Participant commenced participation in the Plan; or

		(iii)	the date on which the Participant's employment with the Company terminates.

For Plan Years beginning prior to January 1, 1995, in the event a Participant does not receive a distribution of the Adjusted Balance of the Participant's Account prior to the date he attains age sixty-five (65), such distribution shall be made to the Participant in accordance with the provisions of subsections (a) and (b) above; provided, however, that in such event and solely for such purpose, the Participant's sixty-fifth (65th) birthday shall be treated as the Participant's date of termination of employment with the Company, and distribution shall be made not later than the one hundred and twentieth (120th) day of the Plan Year next following the Plan Year in which the Participant's sixty-fifth (65th) birthday occurs. For plan years beginning on or after January 1, 1995, subject to the provisions of Section 10.3(j) next below, a Participant may elect to defer distribution of his Account in accordance with the provisions of this Section 10.3(i). A Participant's
Account retained in the Plan pursuant to this Section 10.3(i) shall be invested and distributed in accordance with the provisions of Articles X and XIV hereof.

		(j)	Notwithstanding anything to the contrary contained elsewhere in the Plan:

		(i)	A Participant's benefits under the Plan will:

		(1)	be distributed to the Participant not later than the Required
Distribution Date (as defined in subsection (iii)), or

		(2)	be distributed commencing not later than the Required
Distribution Date in accordance with regulations prescribed by the Secretary of the Treasury over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and the Beneficiary of the Participant.

	(ii)	(1)	If the Participant dies after distribution has commenced pursuant to subsection (i)(2) but before the entire interest of the Participant in the
Plan has been distributed to the Participant, then the remaining portion of that interest will be distributed at least as rapidly as under the method of distribution being used under subsection (i)(2) at the date of the death of the
Participant.

		(2)	If a Participant dies before distribution has commenced pursuant to subsection (i)(2), then, except as provided in subsections (ii)(3) and (ii)
(4), the entire interest of the Participant in the Plan will be distributed within five years after the death of the Participant.

		(3)	Notwithstanding the provisions of subsection (ii)(2), if the
Participant dies before distribution has commenced pursuant to subsection (i)(2)
and if any portion of the interest of the Participant in the Plan is payable (A)
to or for the benefit of a Beneficiary, (B) in accordance with regulations prescribed by the Secretary of the Treasury over a period not extending beyond the life expectancy of the Beneficiary, and (C) beginning not later than one year after the date of the Participant's death or such later date as the
Secretary of the Treasury may prescribe by regulations, then the portion referred to in this subsection (ii)(3) shall be treated as distributed on the date on which such distribution begins.

		(4)	Notwithstanding the provisions of subsections (ii)(2) and (ii)(3), if the Beneficiary referred to in subsection (ii)(3) is the spouse of the
Participant, then

		(A)	the date on which the distributions are required to begin
under subsection (ii)(3)(C) of this Section shall not be earlier than the date on which the Participant would have attained age 70 1/2, and

		(B)	if the spouse dies before the distributions to that spouse
begin, then this subsection (ii)(4) shall be applied as if the surviving spouse were the Participant.

	(iii)	For purposes of this subsection (h), the Required Distribution Date means April 1 of the calendar year following the calendar year in which the
Participant attains age 70 1/2; provided, however, that if the Participant attained age 70 1/2 in calendar year 1988, distribution shall commence on April
1, 1990 and further provided that if the Participant attained age 70 1/2 prior to January 1, 1988, distribution shall commence on the April 1 following the later of the calendar yearin which the Participant:  (A) attained age 70 1/2, or (B) terminated service with the Company, unless he was a five-percent owner
(as defined in Section 416 of the Code) of the Company with respect to the
Plan Year ending in the calendar year in which he attained age 70 1/2, in which case clause (B) shall not apply.

	(iv)	For purposes of this subsection (h), the life expectancy of a Participant and the spouse of the Participant may be redetermined, but not more frequently than annually.

	(v)	A Participant may not elect a form of distribution pursuant to subsection (h) providing payments to a Beneficiary who is other than the spouse of the Participant unless the actuarial value of the payments expected to be paid to the Participant is more than 50% of the actuarial value of the total payments expected to be paid under such form of distribution.

	10.4 Method of Payment. Whenever the Company shall direct the Trustee to make payment to a Participant or the surviving spouse or Beneficiary of the Participant upon termination of the Participant's employment, or as a distribution pursuant to any of Sections 10.5 through 10.9, the Company shall direct the Trustee to pay the Adjusted Balance of the Participant's Accounts to or for the benefit of the Participant or the surviving spouse or Beneficiary of the Participant in a lump sum:

	(a)To the extent the Participant's Accounts are invested in Funds other than
Stock Funds, the distribution shall be made in cash.

	(b)To the extent that the Participant's Accounts are invested in Stock Funds, the distribution shall be made entirely in shares of Company Common Stock or entirely in cash in an amount equal to the value of the Company Common Stock in the Participant's Accounts, as elected by the Participant; provided, however, that if distribution to the Participant is to be made in Company Common Stock, the value of any fractional share of Company Common Stock will be distributed in cash.

Notwithstanding the preceding provisions of this Section, the distribution of the Adjusted Balance of the Matching Contribution Account of the Participant attributable to Matching Contributions made on and after January 1, 1991, and of the Company Incentive Contribution Account of the Participant, will be made pursuant to the provisions of Section 10.3(d)(ii) as the Participant shall elect by written instrument delivered to the Company. If the Participant fails to make the election described herein prior to the date on which distribution of the Participant's Account commences (in accordance with the provisions of Section 10.3), distribution of such portion of the Matching Contributions Account and of the Company Incentive Contribution Account of the Participant will be made in a lump sum pursuant to the preceding provisions of this Section 10.4.

	10.5 Hardship Distributions. The Company may, upon the request of a Participant at any time prior to the termination of employment of the Participant, direct the Trustee to make a lump sum distribution to the Participant from the Salary Deferral Contribution Account and Matching Contribution Account of the Participant for the purposes set forth below, subject to the following rules:

		(i)	Each request for a distribution must be made by written application to the
Company supported by such evidence as the Company may require;

		(ii)	Each distribution made pursuant to this Section 10.5 shall be on account of a hardship suffered by the Participant.  For purposes of this Section 10.5, a hardship shall be limited to:

			(1)Medical expenses described in Code Section 213(d) incurred by the
Participant, the Participant's spouse, or any dependents of the
Participant (as defined in Code Section 152);

			(2)Purchase (excluding mortgage payments) of a principal residence for the Participant;

			(3)Payment of tuition for the next semester or quarter of post-secondary education for the Participant, the spouse, children or dependents of the
Participant;

			(4)The need to prevent eviction of the Participant from the principal residence of the Participant or foreclosure on the mortgage of the
Participant's principal residence;

			(5)Funeral expenses of a family member of the Participant; and

			(6)Such other expenses and events related to the Participant's service in the military of the United States determined by the Internal Revenue
Service to constitute a hardship;

		(iii)  The amount distributed shall not be in excess of the immediate and heavy financial need of the Participant;

		(iv)  The Participant shall first obtain all distributions, other than hardship distributions, and all nontaxable loans currently available under the
Plan and all other plans maintained by the Company;

		(v)	The Participant's elective contributions and employee contributions (as defined in Treasury Regulation Section 1.401(k)) shall be suspended under the
Plan and all other plans maintained by the Company for twelve (12) months after the receipt of the hardship distribution by the Participant;

		(vi)  The Participant may not make elective contributions (as defined in
Treasury Regulation Section 1.401(k)) under the Plan or any other plan maintained by the Company for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's elective contributions for the taxable year of the hardship distribution;

		(vii)  The amount distributed to a Participant in accordance with this Section
10.5 shall not exceed:  (A) the Adjusted Balance of the Salary Deferral
Contribution Account of the Participant plus (B) the Adjusted Balance of the
Matching Contribution Account of the Participant, less (C) that portion of the
Salary Deferral Contribution Account of the Participant being used as security for a loan made under Article XIII, determined as of the Valuation Date next succeeding the date of receipt of the written request for distribution.
Notwithstanding the foregoing, the amount distributed shall not include earnings allocated to such Participant's Salary Deferral Contribution Account after
December 31, 1988; provided, however, that in any event the amount available for distribution under this Section 10.5 shall not be less than the sum of
(1) the Adjusted Balance of the Participant's Salary Deferral Contribution
Account on December 31, 1988 plus (2) the Adjusted Balance of the Matching
Contribution Account of the Participant determined as of the Valuation Date next succeeding the date of receipt of the written request for distribution, less (3)
that portion of the Salary Deferral Contribution Account of the Participant
being used as security for a loan made under Article XIII as of the Valuation
Date next succeeding the date of receipt of the written request for distribution.

		(viii)  If a Participant's termination of employment occurs after a request is approved in accordance with this Section 10.5 but prior to distribution of the full amount approved, the approval of the request of the Participant shall be automatically void and the benefits the Participant or the Participant's
Beneficiary are entitled to receive under the Plan shall be distributed in accordance with the preceding provisions of this Article.

	10.6	In-Service Distributions From Participants' Salary Deferral Contribution
Accounts. A Participant who has attained the age of 59 1/2 may elect, by written instrument delivered to the Company, to withdraw from the Salary Deferral
Contribution Account of the Participant an amount not in excess of (i) the
Adjusted Balance thereof determined on the Valuation Date next succeeding the date of receipt of the written request for withdrawal; (ii) reduced by any portion of such Adjusted Balance that is being used as security for a loan made under Article XIII as of the Valuation Date next succeeding the date of receipt of the written request for withdrawal.

	10.7	In-Service Distributions From Participants' Matching Contribution
Accounts. (a) A Participant who has completed sixty (60) months as a Participant may elect, by written instrument delivered to the Company to receive a distribution of all or any part of the Matching Contribution Account of the Participant determined as of the Valuation Date next succeeding the date of receipt of the written request for distribution.

		(b)	A Participant, regardless of the period of participation of the
Participant in the Plan, may elect, by written instrument delivered to the
Company, to receive a distribution of all or any part of that portion of the
Matching Contribution Account of the Participant derived from Matching
Contributions in excess of Matching Contributions allocated to the Matching
Contribution Account of the Participant during the two (2) Plan Years preceding the Plan Year in which the withdrawal takes place, adjusted for gain, earnings and losses attributable thereto determined as of the Valuation Date next succeeding the date of receipt of the written request for distribution.

	10.8	Withdrawals from Voluntary Contribution and Transfer Accounts.  A
Participant, regardless of the period of participation of the Participant in the Plan, may elect, by written instrument delivered to the Company, to withdraw from the Voluntary Contribution Account and Transfer Account of the Participant an amount not in excess of the Adjusted Balance thereof determined as of the Valuation Date next succeeding the date of receipt of the written request for withdrawal.

	10.9	Withdrawals from TRASOP Transfer Accounts.  A Participant who, pursuant to
Section 5.6, has transferred the account balance of the Participant under the
TRASOP to the TRASOP Transfer Account of the Participant may elect, by written instrument given to the Company, to withdraw from the TRASOP Transfer Account of the Participant an amount not in excess of (i) the Adjusted Balance thereof determined as of the Valuation Date next succeeding the date of receipt of the request for distribution; (ii) reduced by any portion of such Adjusted Balance that is being used as security for a loan made under Article XIII as of the
Valuation Date next succeeding the date of receipt of the written request for withdrawal.

	10.10  Form of Withdrawal.  A Participant electing to make a withdrawal from the Account of the Participant pursuant to Section 10.5, 10.7 or 10.9 may make such withdrawal, at the election of the Participant, delivered in writing to the
Company, subject to the following:

	(a)To the extent the Participant's Account is invested in Funds other than Stock Funds, the distribution shall be made in cash.

	(b)To the extent that the Participant's Account is invested in Stock Funds, the distribution shall be made entirely in shares of Company Common Stock or entirely in cash in an amount equal to the value of the Company Common Stock in the Participant's Account, as elected by the Participant; provided, however, that if distribution to the Participant is to be made in Company Common Stock, the value of any fractional share of Company Common Stock will be distributed in cash.

	10.11  Rules Governing In-Service Distributions.

		(a)	In the event a Participant requests a distribution pursuant to Sections
10.5, 10.6, 10.7, 10.8 and 10.9, the distribution shall be paid to the
Participant as soon as is reasonably practicable after the Valuation Date next succeeding the date of receipt of the written request for such distribution.
If a Participant's termination of employment occurs after an election is made in accordance with these Sections, but prior to distribution of the full amount elected, such election shall be automatically void and the benefits the
Participant or the Participant's Beneficiary are entitled to receive under the
Plan shall be distributed in accordance with the preceding provisions of this
Article.

		(b)	No distribution made pursuant to Section 10.6, 10.7, 10.8 or 10.9 may be for an amount which is less than the lesser of: (i) $200; or (ii) that portion of the Adjusted Balance of the Participant's Salary Deferral Contribution
Account, Matching Contribution Account, Voluntary Contribution Account, Transfer
Account or TRASOP Transfer Account (whichever is applicable) that is subject to withdrawal pursuant to such Section.

		(c)	A Participant may not make more than one withdrawal pursuant to each of
Sections 10.6, 10.7, 10.8 or 10.9 in any Plan Year.

	10.12  Distribution of Unallocated Employee Contributions.

		(a)	If on the date of termination of a Participant's employment, the Company shall be holding Voluntary Contributions or a Rollover Contribution (including amounts transferred from the TRASOP) made by the Participant, but not  yet allocated to the Voluntary Contribution Account, Transfer Account or TRASOP
Transfer Account of the Participant (whichever is applicable), the Company shall pay such amounts either directly to the Participant (or the Beneficiary of the
Participant, as the case may be) or to the Trustee, to be distributed by the
Trustee in accordance with Sections 10.3 and 10.4.

		(b)	If on the date of termination of a Participant's employment, a
Participant's Earnings have been reduced by any amount pursuant to an Incentive
Savings Agreement, and such amount has not yet been allocated to the Salary
Deferral Contribution Account of the Participant, the Company shall pay such amounts to the Trustee to be credited to the Participant's Salary Deferral
Contribution Account, to be distributed by the Trustee in accordance with
Sections 10.3 and 10.4.

	10.13 Administrative Powers Relating to Payments. If a Participant or Beneficiary is under a legal disability or, by reason of illness or mental or physical disability, is in the opinion of the Company unable properly to attend to the personal financial matters of the Participant, the Trustee may make such payments in such of the following ways as the Company shall direct:

		(i)	directly to such Participant or Beneficiary;

		(ii)	to the legal representative of such Participant or Beneficiary; or

	(iii)	to some relative by blood or marriage, or friend, for the benefit of such
Participant or Beneficiary.

Any payment made pursuant to this Section shall be in complete discharge of the obligation therefor under the Plan.

	10.14 Diversification of Investments. (a) Notwithstanding any other provisions of the Plan or the Trust, each Qualified Participant in the Plan may elect within 90 days after the close of each Plan Year in the Qualified Election Period, by written instrument delivered to the Company, to direct the investment of not more than 25% (in whole multiples of 1%) of the Participant's Adjusted Balance of the Company Incentive Contribution Account of the Participant and the portion of the Adjusted Balance of the Matching Contribution Account of the Participant attributable to Matching Contributions made on and after January 1, 1991 (to the extent that such portion exceeds the amount to which a prior election under this Section applies). In the case of an election year in which the Participant can make the last such election, the preceding sentence shall be applied by substituting "50%" for "25%". The Company shall direct the Trustee to invest the Company Incentive Contribution Account and the applicable portion of Matching Contribution Account of Qualified Participants pursuant to their valid and timely elections within 90 days after the last day of the period during which the election can be made. Notwithstanding the foregoing, a Qualified Participant shall not be entitled to make the election hereunder for a Plan Year within the Qualified Election Period if the fair market value of the Company Incentive
Contribution Account of the Participant and the portion of the Adjusted
Balance of the Matching Contribution Account of the Participant attributable to Matching Contributions made on and after January 1, 1991, as of the last day of such Plan Year is less than $500.

		(b)	A Qualified Participant's election pursuant to this Section 10.14 shall direct the investment of the amount subject to the election among one or more of the Investment Funds (other than any of the Stock Funds).  The Company will provide a written description of each such Investment Fund to the Qualified
Participant within a reasonable time prior to the Qualified Election Period.
Such an investment election shall comply with such rules and regulations as the Company may prescribe.

ARTICLE XI

PLAN ADMINISTRATION

	11.1	Company Responsibility.  The Company shall be responsible for and shall control and manage the operation and administration of the Plan.  It shall be the "Plan Administrator" and "Named Fiduciary" for purposes of ERISA and shall be subject to service of process on behalf of the Plan.  The Company may, in its discretion, appoint or designate employees or agents to act on behalf of the Company in performing these duties.

	11.2	Powers and Duties of Company.  The Company shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan.  The Company shall direct the Trustee concerning all payments that shall be made out of the Trust pursuant to the Plan. The Company shall interpret the Plan and shall determine all questions arising in the administration, interpretation, and application of the Plan, including but not limited to, questions of eligibility and the status and rights of
Participants, Beneficiaries and other persons.  Any such determination by the
Company shall presumptively be conclusive and binding on all persons.  The regularly kept records of the Company shall be conclusive and binding upon all persons with respect to an Employee's age, time and amount of Compensation and Earnings and the manner of payment thereof, and all other matters contained therein relating to Employees.  All rules and determinations of the Company shall be uniformly and consistently applied to all persons in similar circumstances.

	11.3	Records and Reports of Company.  The Company shall keep all such books of account, records, and other data as may be necessary for proper administration of the Plan.  The Company shall notify the Trustee of any action taken by the
Company and, when required, shall notify any other interested person or persons.

	11.4	Claims Procedure.  Claims for benefits under the Plan shall be made in writing to the Company.  The Company shall render a decision on the claim promptly, but not later than ninety (90) days after the receipt of the claimant's request, unless special circumstances require an extension of time for processing, in which case the ninety (90) day period may be extended to one hundred and eighty (180) days.  The Company shall notify the claimant in writing of any such extension.  If the claimant shall not be notified in writing of the denial of the claim within ninety (90) days (as extended) after it is received by the Company, the claim shall be deemed denied.  A notice of denial shall be written in a manner calculated to be understood by the claimant, and shall contain (i) the specific reason or reasons for denial of the claim, (ii) a specific reference to the pertinent Plan provisions upon which the denial is based, (iii) a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why such material or information is necessary, and (iv)
an explanation of the Plan's review procedure.  Within sixty (60) days of the receipt by the claimant of the written notice of denial of the claim, or within sixty (60) days after the claim is deemed denied as set forth above, if applicable, the claimant may file a written request with the Company that it conduct a full and fair review of the denial of the claimant's claim for benefits, including the conducting of a hearing, if deemed necessary by the
Company.  In connection with the claimant's appeal of the denial of the benefit of the claimant, the claimant may review pertinent documents and may submit issues and comments in writing.  The Company shall render a decision on the claim appeal promptly, but not later than sixty (60) days after the receipt of the claimant's request for review, unless special circumstances (such as the need to hold a hearing, if necessary), require an extension of time for processing, in which case the sixty (60) day period may be extended to one hundred and twenty (120) days.  The Company shall notify the claimant in writing of any such extension.  The decision upon review shall (i) include specific reasons for the decision, (ii) be written in a manner calculated to be understood by the claimant and (iii) contain specific references to the pertinent Plan provisions upon which the decision is based.

	11.5	Interested Participants.  If the Company shall designate an Employee who is a Participant to act on behalf of the Company in administering the Plan and exercising fiduciary responsibilities with respect to the Plan, such Participant shall not in such capacity participate in discussions of, or in decisions relating to, matters uniquely pertaining to the participation of the
Participant in the Plan or to any distributions or loans made to the
Participant under the Plan.

ARTICLE XII

TRUST AGREEMENT

	12.1	Establishment of Trust.  A Trust has been created and will be maintained for the purposes of the Plan.  All contributions under the Plan will be paid into the Trust.  The Trust Fund will be held, invested and disposed of by the
Trustee from time to time acting in accordance with the Trust Agreement.
All withdrawals and distributions payable under the Plan will be paid solely from the Trust Fund.

ARTICLE XIII

LOANS TO PARTICIPANTS

	13.1	Loans to Participants.  (a)  The Company shall direct the Trustee to make a loan or loans to active Participants and, to the extent not inconsistent with
Section 401(a) of the Code, to former Participants who are parties in interest
(as defined in Section 3(14) of ERISA) and who retain Account balances under the
Plan pursuant to Section 10.3 ("Former Participants"), applied for pursuant to the terms of this Article.  Such loan or loans shall be in an amount or amounts which does not in the aggregate exceed the amount set forth in Section
13.2 below.  Loans shall be made on the written application of the Participant to the Company and on such terms and conditions as are set forth in this Section
13.1 and Sections 13.2 and 13.3 below.  In making such loans the Company shall pursue uniform policies and shall not discriminate in favor of or against any Participant or group of Participants.  No Participant shall be entitled to receive a loan under the Plan following termination of the employment of the Participant with the Company for any reason.

	(b)	Each borrowing Participant shall, as a condition of receiving a loan hereunder, specify in the loan application of the Participant the Investment
Funds in which the Salary Deferral Contribution Account and TRASOP Transfer
Account of the Participant are invested from which any loan shall be paid and the allocation of the loan proceeds among such Investment Funds; provided, that such allocation shall be in increments of one percent (1%). Each such loan shall be made in accordance with the specification of the borrowing Participant except that if any Investment Fund imposes any restriction or penalty on a distribution as a loan,the loan shall be paid from the Investment Funds in such manner as will comply with such restriction and avoid such penalty.

	(c)	The Company may impose such additional uniform and nondiscriminatory requirements upon Participants applying for loans as the Company may determine.

	13.2	Maximum Loan Amount.  (a)  In no event shall any loan made pursuant to this Article to any Participant be in an amount which shall cause the outstanding aggregate balance of all loans made to such Participant under this
Plan and all other qualified plans (as defined in Section 72(p)(4) of the Code)
maintained by the Company or any Related Employer to exceed the least of:

		(i)	$50,000, reduced by the excess (if any) of:

			(A)the highest outstanding balance of loans from the Plan and all such other qualified plans to the Participant during the one-year period ending on the day before the date such loan is made, over

			(B)the outstanding balance of loans from the Plan and all such other qualified plans to the Participant on the date on which such loan is made;

	(ii)	fifty percent (50%) of the Adjusted Balances of the Salary Deferral
Contribution Account and TRASOP Transfer Account of the Participant determined as of the Valuation Date for which a valuation of the Account of the Participant is most recently available on the date of the loan proceeds are disbursed.

	(b)	For purposes of this Article the term "Related Employer" shall mean any related employer within the meaning of Section 72(p)(2)(D) of the Code.

	13.3	Repayment of Loans.  All loans made under this Article shall mature and be payable in full no earlier than one year, and no later than five (5) years, from the date such loan is made, except that a loan to a Participant used to acquire any dwelling unit which, within a reasonable time after the loan is made, is to be used (determined at the time the loan is made) as the principal residence of the Participant shall mature and be payable in full no earlier than one year, and no later than ten (10) years, from the date such loan is made.

	13.4	Terms.  (a)  Loans to Participants shall be made according to the following terms:

	(i)	Not more than one loan shall be made under the Plan to any
Participant in any Plan Year and, effective for Plan Years beginning on or after January 1, 1995, no additional loans shall be approved for a Participant who has three (3) loans outstanding at the time he applies for a new loan;

	(ii)	The minimum principal amount of the loan, at the time it is made, shall be $200;

	(iii)	Loans made under this Article XIII shall conform to the
requirements of Labor Regulation Section 2550.408b-1;

	(iv)	Interest shall be charged on a loan at a rate that is commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances in the local geographic area;

	(v)	Payments of principal and interest shall be made through payroll deductions, which deductions shall be irrevocably authorized by the borrowing Participant in writing on a form supplied by the Company at the time the loan is made to the borrowing Participant, and such payroll deductions shall be sufficient to amortize the principal and interest payable pursuant to the loan during the term thereof in equal monthly (or more frequent) installments;

	(vi)	The borrowing Participant shall have the right to prepay all or any portion of the interest and principal of such loan without penalty;

	(vii)	For loans made prior to June 1, 1992, if the borrowing Participant is married at the time for disbursement of the loan proceeds, disbursement may not be made unless such Participant's spouse consents in writing to the loan and the terms thereof pursuant to procedures established by the Company;

	(viii)	The loans shall be evidenced by such forms of obligations, and shall be made upon such additional terms as to default, prepayment, security and otherwise as the Company shall determine;

	(ix)	The Company may charge a borrowing Participant such reasonable administrative fees with respect to each loan as the Company shall, in its discretion, decide; and

	(x)	To the extent that the borrowing Participant requests a loan from any portion of the Account of the borrowing Participant that is invested in any of the Stock Funds, the Trustee, as soon as practicable after the first day of the Valuation Period next succeeding receipt of the loan application, shall sell a sufficient number of whole shares of Company Common Stock and the net proceeds of such sale shall be disbursed to the Participant as part of the loan proceeds.
Any such sale shall be made by the Trustee on a national securities exchange at market prices current at the time of sale or in such other manner as the
Trustee, in its sole discretion, shall determine.

		(b)	The entire unpaid balance of any loan made under this Article and all interest due thereon, including all arrearages thereon, shall immediately become due and payable without further notice or demand, upon the occurrence, with respect to the borrowing Participant, of any of the following events of default:

	(i)	Any payments of principal and/or accrued interest on the loan remain due and unpaid for a period of ten (10) days after the same becomes due and payable under the terms of the loan;

	(ii)	A proceeding in bankruptcy, receivership or insolvency is
commenced by or against the borrowing Participant;

	(iii)	The borrowing Participant receives a distribution of all of the
Adjusted Balance of the Account of the borrowing Participant at any time following the termination of employment of the borrowing Participant with the Company;

	(iv)	The borrowing Participant attempts to make an assignment, for the benefit of creditors, of any security for the loan; or

	(v)	The borrowing Participant marries or remarries and the new spouse of the borrowing Participant does not consent in writing to the loan, and the terms thereof pursuant to procedures established by the Company within 30 days after marrying the Participant, except that the provisions of this Section 13.4(b)(v) shall not apply on or after June 1, 1992.

Any payments of principal and/or interest on the loan not paid when due shall bear interest thereafter, to the extent permitted by law, at the rate specified by the terms of the loan. The payment and acceptance of any sum or sums at any time on account of the loan after an event of default, or any failure to act or enforce the rights granted hereunder upon an event of default, shall not be a waiver of the right of acceleration set forth in this subsection.

		(c)	A borrowing Participant who terminates employment with the Company, and who does not receive a distribution of the Adjusted Balance of the Account of the borrowing Participant pursuant to subsection (a) or subsection (b) of
Section 10.3, may, at the election of the borrowing Participant, either:
(i) pay the entire unpaid balance of any outstanding loan, including all interest and arrearages thereon, made under this Article, or (ii) subject to the default provisions set forth in subsection (b) above, continue to make payments of principal and interest in accordance with the terms of such loan.  The minimum security for any loan with respect to which an eligible borrowing
Participant elects to continue payments under clause (ii), as well as with respect to any loan obtained by a Former Participant who has terminated employment with the Company, shall be a percentage not in excess of fifty percent (50%) of the Adjusted Balance of the Account of the borrowing
Participant.  Payments made pursuant to clause (ii) above, as well as payments made by a Former Participant who obtains a loan following termination of employment with the Company, shall, at the Participant's election, bemade through either (A) personal payments delivered to the Company no later than the first day of each calendar month, or (B) deductions from the
Participant's monthly pension benefit under the Illinois Power Company
Retirement Income Plan for Salaried Employees or the Illinois Power Company
Retirement Income Plan for Employees Covered Under a Collective Bargaining
Agreement (the "pension benefit"); provided, however, that to the extent that payments made through deductions from monthly pension benefits exceed the 10%
limitation on assignments under Section 401(a)(13) of the Code and regulations thereunder, the excess shall be paid by personal payments in accordance with clause (A) above.  All elections pursuant to this subsection (c) by a
Participant who has a loan outstanding at the time the Participant terminates employment with the Company shall be made in writing and delivered to the
Company within 30 days after the date of termination of the Participant's employment with the Company.  All elections pursuant to this subsection (c) by a
Former Participant who obtains a loan following termination
of employment with the Company shall be made on the application of the
Participant for such loan.  Any such election made pursuant to this subsection (c) may be changed, at the Participant's election, upon 30 days written notice to the Company.

		(d)	If an event of default and an acceleration of the unpaid balance of the loan and interest due thereon shall occur, the Company shall have the right to direct the Trustee to pursue any remedies available to a creditor at law or under the terms of the loan, including the right to execute on the security for the loan; provided, however, that neither the Trustee nor the Company may execute on any amount in the borrowing Participant's Salary Deferral
Contribution Account at any time prior to the first to occur of the termination of the Participant's employment with the Company and the Participant's attainment of age 59-1/2 .

		(e)	Each such loan shall be a first lien against the Salary Deferral
Contribution Account and TRASOP Transfer Account of the borrowing Participant.
If: (i) any portion of a loan or loans shall be outstanding; and (ii) an event occurs pursuant to which the Participant or the estate or the surviving spouse or the Beneficiaries of the Participant will receive a distribution from the
Salary Deferral Contribution Account or TRASOP Transfer Account of such
Participant under the provisions of the Plan, then such Participant, if living, shall pay to the Trustee an amount equal to the portion of the loan or loans then outstanding, including all accrued interest thereon, and such Participant shall then receive the full amount of the distribution under the provisions of the Plan to which the Participant is otherwise entitled.  If such Participant is not then living, or if such Participant does not make full payment of the portion of the loan or loans then outstanding within 15 days after the date of the event pursuant to which the distribution is to be made, then such distribution shall, to the extent necessary to liquidate the unpaid portion of the loan or loans, be made to the Trustee as payment on the loan or loans.
No distribution shall be made to a participant or the estate or the surviving spouse or the Beneficiaries of the Participant from the Salary Deferral
Contribution Account or TRASOP Transfer Account of the Participant in an amount greater than the excess of the portion of the Salary Deferral Contribution
Account or TRASOP Transfer Account of the Participant otherwise distributable over the aggregate of the amounts owing with respect to such loan or loans plus interest, if any, thereon, taking into consideration any portion of the loan or loans paid by the Participant pursuant to the provisions of this subsection (e).

		(f)	All loans made pursuant to this Article shall be funded from the borrowing
Participant's Salary Deferral Contribution Account and TRASOP Transfer Account
as set forth in Section 13.1(b).  The Salary Deferral Contribution Account and
TRASOP Transfer Account of a Participant shall, to the extent used to fund such loan, not participate in the allocation of earnings and losses pursuant to
Section 9.10.  All interest paid by a Participant with respect to a loan shall be credited to the borrowing Participant's Salary Deferral Contribution
Account and TRASOP Transfer Account and shall not be allocated pursuant to
Section 9.10 as earnings of the Investment Funds.  All payments of principal and interest made by a Participant with respect to a loan shall be allocated to one or more of the Investment Funds (including the Elective Company Common Stock
Fund, but not including the other Stock Funds) based upon the form relating to the selection of Investment Funds which is in effect at the time such payment is received by the Trustee.  If such a form is not in effect at the time such payment is received, the payments shall be allocated based upon the last such form which was in effect for such Participant.

ARTICLE XIV

INVESTMENT FUNDS

	14.1 Investment Funds. The Adjusted Balance of each Participant's Salary Deferral Contribution Account, Transfer Account and Voluntary Contribution
Account will be invested in the various Investment Funds (including the Elective Company Common Stock Fund, but not including the other Stock Funds) as described in the schedule attached to the Trust Agreement. The Company shall have the right to appoint an Investment Manager (as defined in Section 3(38) of ERISA), with respect to any Investment Fund (other than the Stock Funds) in accordance with Section 402(c)(3) of ERISA and the terms of the Trust Agreement.

	14.2  Initial Investment.  (a)  All Salary Deferral Contributions, Voluntary
Contributions, and Rollover Contributions received by the Trustee will be initially invested in such short-term investment obligations as selected by the
Trustee from time to time pending investment pursuant to Section 14.3 below.
These deposits and earnings will be allocated among the Investment Funds
(including the Elective Company Common Stock Fund, but not including the other
Stock Funds) as of the Valuation Date next following receipt by the Trustee of such deposits and earnings in accordance with Participants' selection of
Investment Funds pursuant to Section 14.3.

		(b)	As soon as administratively feasible following a transfer from the trustee of the TRASOP to the Trustee pursuant to Section 5.6:  (i) all shares of Company
Common Stock so transferred that were attributable to Company contributions to the TRASOP were initially allocated to the Company Contributions TRASOP Common
Stock Fund; and (ii) all shares of Company Common Stock so transferred that were attributable to employee contributions to the TRASOP were initially allocated to the Employee Contributions TRASOP Common Stock Fund. All cash so transferred, if any, were allocated in accordance with the provisions of subsection
(a) above and Section 14.3(e) below.

		(c)	All stock dividends paid with respect to Company Common Stock held in an Account shall be allocated to the applicable Stock Fund.  All cash dividends paid with respect to Company Common Stock held in the Company Contributions
TRASOP Common Stock Fund, the Employee Contributions TRASOP Common Stock Fund,
the Elective Company Common Stock Fund, and all cash dividends paid with respect to Company Common Stock held in the Company Contributions Common Stock Fund that is attributable to Matching Contributions made prior to January 1, 1991, shall automatically be reinvested in additional whole shares of Company Common Stock.
All cash remaining, if any, after such cash dividends have been reinvested in whole shares of Company Common Stock to the maximum extent possible, shall be allocated pursuant to subsection (a) above and Section 14.3(e) below.
All cash dividends paid with respect to Company Common Stock held in the Company
Contributions Common Stock Fund that is attributable to Matching Contributions made on or after January 1, 1991 or to Company Incentive Contributions shall be applied as set forth in Section 8.2(d) while any Loan is outstanding and otherwise pursuant to the preceding provisions of this subsection(c).

	14.3 Selection of Investment Funds. (a) Each Participant shall have the right to file a form with the Company directing that the Salary Deferral Contributions, Voluntary Contributions and Rollover Contribution of the Participant be invested, in specified multiples of 1%, in any one of the Investment Funds (including the Elective Company Common Stock Fund, but not including the other Stock Funds). In default of any Participant's direction, a Participant's Salary Deferral Contributions, Voluntary Contributions and Rollover Contribution will be invested in such short-term obligations as the Trustee shall select from time to time until a form designating a different Investment Fund is submitted to the Company and forwarded to the Trustee.

		(b)	Each Participant shall have the right to modify the direction made in subsection (a) above with respect to subsequent Salary Deferral Contributions and Voluntary Contributions under the Plan.

		(c)	Each Participant shall have the right to file a written form with the
Company directing that the portion of the Salary Deferral Contribution Account,
TRASOP Transfer Account, Transfer Account and Voluntary Contribution Account of
the Participant held in any one Investment Fund be transferred, in whole or in part, to any other Investment Fund (including the Elective Company Common Stock
Fund, but not including the other Stock Funds). This direction shall be made by designating the percentage (which shall not be less than ten percent (10%))
of the Adjusted Balances of such Accounts which is to be divided among the various applicable Funds (in multiples of one percent (1%)) as of the date set forth in subsection (d) next below.

		(d)	Any investment form submitted pursuant to subsections (a), (b) or (c) of this Section shall be filed with the Company, pursuant to rules it establishes, prior to the first day of the Valuation Period for which it is to be effective.
Modifications pursuant to subsection (b) and transfers pursuant to subsection
(c) may be made only once during each Valuation Period.

		(e)	Any cash transferred from the TRASOP pursuant to Section 5.6 and any cash remaining pursuant to Section 14.2(c) shall be invested, in the discretion of the Company, in the various Investment Funds (other than the Stock Funds).

		(f)	The Company will maintain or cause to be maintained individual Accounts, as described in Section 1.1, representing the interests of Participants in the several Investment Funds.  Each Investment Fund may be invested as a single fund, however, without segregation of Fund assets to the Accounts of
Participants.

	14.4  Investment in Company Common Stock.  (a)  The Adjusted Balance of each
Participant's Matching Contribution Account attributable to Matching
Contributions made on or after January 1, 1991 and Company Incentive
Contribution Account, and the Limitation Account, if any, established on behalf of the Company, shall be invested in the Company Contributions Common
Stock Fund.

		(b)	The Adjusted Balance of each Participant's Matching Contribution Account, attributable to Matching Contributions made prior to January 1, 1991 may, in the discretion of the Company, be invested in the Company Contributions Common Stock
Fund or in such other Investment Fund (other than the Company Contributions
TRASOP Common Stock Fund and the Employee Contributions TRASOP Common Stock
Fund) as the Company shall elect.

		(c)	Any Account invested in any of the Stock Funds shall be expressed in terms of number of shares of Company Common Stock including fractional shares, provided, however, that no fractional shares of Company Common Stock will be issued pursuant to the Plan.

	14.5  Valuation of Company Common Stock.  For all purposes of the Plan, Company
Common Stock shall be valued at the closing price on the Composite Tape for the trading day coincident with, or last preceding, the date with respect to which such Company Common Stock is being valued.

	14.6 Transactions by Insiders. The provisions of this Section 14.6 are intended to permit Participants to conform to the requirements of Rule 16b-3, issued under the Securities Exchange Act of 1934 (the "Act").

	(a)For purposes of Section 10.14, a Participant's election under Section 10.14 shall be deemed to be made within 90 days after the end of a Plan Year if it is made not later than the last day of such 90 day period, and it is made on an irrevocable basis at least six months in advance of the effective date of such election.

(b)To the extent that a Participant is otherwise entitled to elect to have contributions invested in the Elective Company Stock Fund, or to elect to have all or any portion of his Accounts transferred to a Stock Fund from another Investment Fund, or to have all or any portion of his Accounts transferred from a Stock Fund to another Investment Fund, the Participant may have his election made on an irrevocable basis at least six months in advance of the effective date of the election.

(c)Except as otherwise specifically provided in this Section 4.8, nothing in this Section 4.8 shall be construed as waiving any obligation or restriction otherwise applicable to any Participant under the Plan.

(d)To the extent necessary to comply with Rule 16b-3(c)(2)(ii), issued under the Act, the provisions of the Plan that set forth the formula that determines the amount, price and timing of Company Incentive Contributions shall not be amended more than once every six months, other than to comport with changes in Title I of the Code, ERISA or the rules thereunder.

ARTICLE XV

AMENDMENT AND TERMINATION

	15.1  Amendment of Plan.  The Company shall have the right to amend the Plan at any time and from time to time, and the Company and all persons claiming any interest hereunder shall be bound thereby; provided, however, that no amendment shall have the effect of: (i) directly or indirectly divesting the interest of any Participant in any amount that the Participant would have received had the
Participant terminated employment with the Company immediately prior to the effective date of such amendment, or the interest of any Beneficiary as such interest existed immediately prior to the effective date of such amendment; (ii)
directly or indirectly affecting the vested interest of a Participant under the
Plan as determined by Section 9.9 unless the conditions of Section 203(c) of
ERISA are satisfied; (iii) vesting in the Company any right, title or interest in or to any Trust assets; (iv) causing or effecting discrimination in favor of officers, shareholders, or highly compensated Employees; or (v) causing any part of the Plan assets to be used for any purpose other than for the exclusive benefit of the Participants and their Beneficiaries.  Any amendment to the
Plan shall conform to the limitations of Section 14.6, relating to transactions by insiders.

	15.2  Voluntary Termination of or Permanent Discontinuance of Contributions to
the Plan. The Company shall have the right to terminate the Plan in whole or in part, or to permanently discontinue contributions to the Plan, at any time by giving written notice of such termination or permanent discontinuance to the
Trustee.  Such resolution shall specify the effective date of termination or permanent discontinuance, which shall not be earlier than the first day of the
Plan Year that includes the date of the resolution.

	15.3  Involuntary Termination of Plan.  The Plan shall automatically terminate if the Company is legally adjudicated a bankrupt, makes a general assignment for the benefit of creditors, or is dissolved.  In the event of the merger or consolidation of the Company with or into any other corporation, or in the event substantially all of the assets of the Company shall be transferred to another corporation, the successor corporation resulting from the consolidation or merger, or transfer of such assets, as the case may be, shall have the right to adopt and continue the Plan and succeed to the position of the Company hereunder.  If, however, the Plan is not so adopted within ninety (90) days after the effective date of such consolidation, merger or sale, the Plan shall automatically be deemed terminated as of the effective date of such transaction.  Nothing in this Plan shall prevent the dissolution, liquidation, consolidation or merger of the Company, or the sale or transfer of all or substantially all of its assets.

	15.4  Payments on Termination of, or Permanent Discontinuance of Contributions
to, the Plan.  (a)  If the Plan is terminated as herein provided, or if it should be partially terminated, or upon the complete discontinuance of Company contributions to the Plan, the following procedure shall be followed, except that in the event of a partial termination it shall be followed only in case of those Participants and Beneficiaries directly affected:

	(i)	The Company may continue to administer the Plan, but if it fails to do so, its records, books of account and other necessary data shall be turned over to the Trustee and the Trustee shall act on its own motion as hereinafter provided.

	(ii)	Notwithstanding any other provisions of the Plan all interests of
Participants shall be fully vested and nonforfeitable.

	(iii)	The value of the Trust Fund and the Accounts of all Participants and
Beneficiaries shall be determined as of the date of termination or discontinuance.

	(iv)	Distribution to Participants and Beneficiaries shall be made at such time after termination of or discontinuance of contributions to the Plan as provided in Section 10.3 above and subsection (b) next below and not later than the time specified in Section 10.3.

		(b)	If the Plan is terminated while any Loan is outstanding, the Trustee shall, on or prior to the date of termination, pay the entire unpaid principal balance of the Loan, plus interest thereon, with Company contributions and cash dividends attributable to shares of Company Common Stock acquired with the proceeds of a Loan.  In such event, all shares of Company Common Stock shall be released from the Loan Suspense Account and allocated among Participants'
Company Incentive Contribution Accounts pursuant to Sections 7.1, 7.2, 8.2 and 9.5  However, if the minimum Incentive Target set forth in Section 7.1 is not attained for the portion of the Plan Year ending on the date of termination of the Plan, shares of Company Common Stock with fair market value equal to such
Company Contributions and dividends shall be allocated among Participants'
Company Incentive Contribution Accounts in proportion to Earnings and any shares of Company Common Stock thereafter remaining in the Loan Suspense Account shall, only to the extent permissible under applicable provisions of the Code and ERISA and regulations issued thereunder, be returned to the Company.

ARTICLE XVI

MISCELLANEOUS

	16.1 Duty to Furnish Information and Documents. Participants and their Beneficiaries must furnish to the Company and the Trustee such evidence, data or information as the Company considers necessary or desirable for the purpose of administering the Plan, and the provisions of the Plan for each person are upon the condition that each person will furnish promptly full, true, and complete evidence, data and information requested by the Company. All parties to, or claiming any interest under, the Plan, by virtue of participating in the Plan, are deemed to agree to perform any and all acts, and to execute any and all documents and papers, necessary or desirable for carrying out the Plan and the Trust.

	16.2 Statements and Available Information. The Company shall advise its Employees of the eligibility requirements and benefits under the Plan. As soon as practicable after the end of each calendar quarter, the Company shall provide each Participant, and each former Participant and Beneficiary with respect to whom an Account is maintained, with a statement reflecting the current status of the Account of the Participant including the Adjusted Balance thereof. No Participant shall have the right to inspect the records reflecting the Account of any other Participant. The Company shall make available for inspection at reasonable times by Participants and Beneficiaries copies of the Plan, any amendments thereto, Plan summary, and all reports of Plan and Trust operations required by law.

	16.3  No Enlargement of Employment Rights.  Nothing contained in the Plan shall be construed as a contract of employment between the Company and any person, nor shall the Plan be deemed to give any person the right to be retained in the employ of the Company or limit the right of the Company to employ or discharge any person with or without cause, or to discipline any Employee.

	16.4  Applicable Law.  All questions pertaining to the validity, construction and administration of the Plan shall be determined in conformity with the laws of Illinois to the extent that such laws are not preempted by ERISA and valid regulations published thereunder.

	16.5  No Guarantee.  Neither the Trustee, nor the Company in any way guarantees the Trust Fund from loss or depreciation nor the payment of any benefits which may be or become due to any person from the Trust Fund.  No Participant or other person shall have any recourse against the Trustee, or the Company if the Trust
Fund is insufficient to provide Plan benefits in full. Nothing herein contained shall be deemed to give any Participant, former Participant, or Beneficiary an interest in any specific part of the Trust Fund or any other interest except the right to receive benefits out of the Trust Fund in accordance with the provisions of the Plan and Trust.

	16.6  Unclaimed Funds.  Each Participant shall keep the Company informed of the current address of the Participant and the current address of the Beneficiary or
Beneficiaries of the Participant.  Neither the Company nor the Trustee shall be obligated to search for the whereabouts of any person. If the location of a
Participant is not made known to the Company within three (3) years after the date on which distribution of the Participant's Account may first be made, distribution may be made as though the Participant had died at the end of the three-year period.  If, within one additional year after such three year period has elapsed, or, within three years after the actual death of a Participant, the
Company is unable to locate any individual who would receive a distribution under the Plan upon the death of the Participant pursuant to Section 10.2 of the
Plan, the Adjusted Balance in the Participant's Account shall be deemed a forfeiture and shall be used to reduce Matching Contributions and Company
Incentive Contributions to the Plan for the Plan Year next following the year in which the forfeiture occurs and for succeeding years to the extent necessary;
provided, however, that in the event that the Participant or a Beneficiary makes a valid claim for any amount which has been forfeited, the benefits which have been forfeited shall be reinstated.

	16.7 Federal and State Security Law Compliance. (a) Each Participant or Beneficiary shall, to the extent necessary, prior to the transfer of Company Common Stock to such Participant or Beneficiary, execute and deliver an agreement, in form and substance acceptable to the Company, certifying such person's intent to hold such Company Common Stock and containing such other representations and agreements relating to the Company Common Stock as the Company may reasonably request.

		(b)	The Company will take all necessary steps to comply with any applicable registration or other requirements of federal or state securities laws from which no exemption is available.

		(c)	Stock certificates distributed to Participants may bear such legends concerning restrictions imposed by federal or state securities laws, and concerning other restrictions and rights under the Plan, as the Company in its discretion may determine.

	16.8  Merger or Consolidation of Plan.  Any merger or consolidation of the Plan with another plan, or transfer of Plan assets or liabilities to any other plan, shall be effected in accordance with such regulations, if any, as may be issued pursuant to Section 208 of ERISA, in such a manner that each Participant in the
Plan would receive, if the merged, consolidated or transferee plan were terminated immediately following such event, a benefit which is equal to or greater than the benefit the Participant would have been entitled to receive if the Plan had terminated immediately before such event.

	16.9  Interest Non-Transferable.  (a)  Except as provided in Article XIII of the Plan, no interest of any person or entity in, or right to receive distributions from, the Trust Fund shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind; nor may such interest or right to receive distributions be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims in bankruptcy proceedings. The Account of any Participant, however, shall be subject to and payable in accordance with the applicable requirements of any qualified domestic relations order, as that term is defined in Section 414(p) of the Code, and the Company shall direct the Trustee to provide for payment from a Participant's Account in accordance with such order and with the provisions of Section 414(p) of the Code, and any regulations promulgated thereunder.  A payment from a Participant's Account may be made to an alternate payee (as defined in Section 414(p)(8) of the Code) of the Participant prior to the date the Participant attains the earliest retirement age of the
Participant (as defined in Section 414(p)(4)(B) of the Code) if such payment is made pursuant to the terms of a qualified domestic relations order.  All such payments pursuant to a qualified domestic relations order shall be subject to reasonable rules and regulations promulgated by the Company respecting the time of payment pursuant to such order and the valuation of the Participant's
Account or Accounts from which payment is made; provided, that all such payments are made in accordance with such order and Section 414(p) of the
Code.  The balance of an Account that is subject to any qualified domestic relations order shall be reduced by the amount of any payment made pursuant to such order.

		(b)	Notwithstanding the preceding subsection of this Section, if any
Participant borrows money pursuant to Article XIII of the Plan, the Trustee and the Company shall have all rights to collect upon such indebtedness as are granted pursuant to Article XIII of the Plan and any agreements or documents executed in connection with such loan.

	16.10  Prudent Man Rule.  Notwithstanding any other provision of the Plan and the Trust Agreement, the Trustee and the Company shall exercise their powers and discharge their duties under the Plan and the Trust Agreement for the exclusive purpose of providing benefits to Employees and their Beneficiaries, and shall act with the care, skill, prudence and diligence under the circumstances that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

	16.11 Limitations on Liability. Notwithstanding any of the preceding provisions of the Plan, none of the Trustee, the Company and each individual acting as an employee or agent of any of them shall be liable to any Participant, former Participant or Beneficiary for any claim, loss, liability or expense incurred in connection with the Plan, except when the same shall have been judicially determined to be due to the gross negligence or willful misconduct of such person. The Company shall indemnify and hold harmless each individual acting as an employee or agent of the Company from any and all claims, liabilities, costs and expense (including attorneys' fees) arising out of any actual or alleged act or failure to act with respect to the administration of the Plan, except that no indemnification or defense shall be provided to any person with respect to conduct which has been judicially determined, or agreed by the parties, to have constituted bad faith or willful misconduct on the part of such person, or to have resulted in the receipt by such person of personal profit or advantage to which such person is not entitled.

	16.12  Headings.  The headings in this Plan are inserted for convenience of reference only and are not to be considered in construction of the provisions hereof.

	16.13  Gender and Number.  Except when otherwise required by the context, any masculine terminology in this document shall include the feminine, and any singular terminology shall include the plural.

	16.14  ERISA and Approval Under Internal Revenue Code.  This Plan is intended to constitute an employee stock ownership plan and meet the requirements of
Sections 401(a), 401(k), 401(m), 409, 501(a) and 4975(d)(3) and (e)(7) of the
Code, and Sections 407(d)(6) and 408(b)(3) of ERISA, to the extent applicable, as now in effect or hereafter amended, so that the income of the Trust Fund will be exempt from taxation under Section 501(a) of the Code, contributions of the Company under the Plan will be deductible for Federal income tax purposes under Section 404 of the Code, Loans will be exempt under Section 4975(d)(2) of the Code and Section 408(b)(3) of ERISA from the prohibited transaction provisions of Section 4975(c) of the Code and Section 406 of ERISA, and amounts subject to Incentive Savings Agreements will not be treated as distributed to
Participants for Federal income tax purposes under Section 402(a)(8) of the
Code, all as now in effect or hereafter amended.  Any modification or amendment of the Plan and/or Trust may be made retroactively, as necessary or appropriate, to establish and maintain such qualification and to meet any requirement of the Code or ERISA.

	16.15  Company Common Stock - Voting and Consents.  (a)  Each Participant is
entitled to direct the Trustee as to the manner in which any Company Common
Stock allocated to each of the Accounts of the Participant is to be voted.  The
Company shall furnish the Trustee with notices and information statements when voting rights are to be exercised.  The Trustee will notify Participants of each occasion for the exercise of voting rights and will forward copies of any proxy material within a reasonable time after it is secured from the
Company.  A Participant shall elect to exercise such right by filing written voting instructions with the Trustee, at such time and in such form as the
Trustee may reasonably specify.  Individual instructions received from Participants by the Trustee shall be held in the strictest confidence and shall not be divulged or released to any person including officers, directors or employees of the Company.

		(b)	The Trustee shall vote shares of Company Common Stock for which it does not receive timely instructions from Participants, or that have not been allocated to Participants' Accounts, pro rata in accordance with the timely instructions it has received from the Participants.

		(c)	Participants will be allowed to direct the voting of fractional shares or fractional rights to shares.  This requirement will be satisfied if the Trustee, or such other person or persons as the Trustee may designate, votes the combined fractional shares or rights to shares to the extent possible to reflect the instructions of the Participants holding fractional shares or rights to shares.

	16.16  Company Common Stock - Tendering.  (a)  The provisions of this Section
16.16 shall apply in the event a tender offer or exchange offer, including but not limited to a tender offer or exchange offer within the meaning of the
Securities Exchange Act of 1934, as from time to time amended and in effect,
(hereinafter, a Tender Offer") for Company Common Stock is commenced by a person or persons.  In the event a Tender Offer for Company Common Stock is commenced, the functions under the Plan applicable to the participation of
Company Common Stock in such Tender Offer shall be undertaken by the Trustee at the time the Tender Offer is commenced, and the Company shall not undertake any record keeping functions under the Plan that would serve to violate the confidentiality of any individual directions given by the Participants in connection with the Tender Offer.  The Trustee shall have no discretion or authority to sell, exchange or transfer any of such Company Common Stock pursuant to such Tender Offer except to the extent, and only to the extent, that the Trustee is timely directed to do so in writing as follows:

	(i)	Each Participant shall direct, in writing, the Trustee with respect to the sale, exchange or transfer of shares of Company Common Stock allocated to his Accounts to the extent that such Accounts are invested in any of the Stock
Funds.  Individual instructions received from Participants by the Trustee shall not be released to any person including officers, directors or employees of the
Company.

	(ii)	The Trustee shall tender or not tender shares of Company Common
Stock allocated to Participants' Accounts for which it does not receive timely instructions from the Participants, or that have not been allocated to Participants' Accounts, pro rata in accordance with the timely instructions it has received from the Participants.

		(b)	The Trustee shall keep confidential any individual instructions that it may receive from Participants relating to the Tender Offer.

	16.17  Named Fiduciary.  Each Participant shall be, and is hereby designated as, a "named fiduciary" (as defined in Section 402(a)(2) of ERISA) with respect to the rights of the Participant under Sections 16.15 and 16.16 to direct the voting or Tender Offer decision with respect to (a) Company Common Stock allocated to the Participant's Account, or (b) Company Common Stock for which timely instructions are not received or that have not been allocated to
Participants' Accounts.

	16.18 Rights of Spouses and Beneficiaries. The rights of any Participant under Sections 16.15 and 16.16 shall, in the case of a deceased Participant, be exercisable by the spouse or Beneficiaries of the Participant.

	16.19  Exclusive Benefit of Employees. (a) All contributions made pursuant to the Plan shall be held by the Trustee in accordance with the terms of the Trust
Agreement for the exclusive benefit of those Employees who are Participants under the Plan, including former Participants and their surviving spouses and
Beneficiaries, and shall be applied to provide benefits under the Plan and to pay expenses of administration of the Plan and the Trust, to the extent that
such expenses are not otherwise paid.   Except as otherwise provided in Section
15.4(b), at no time prior to the satisfaction of all liabilities with respect to such Employees and their surviving spouses and Beneficiaries shall any part of the Trust Fund (other than such part as may be required to pay administration expenses and taxes), be used for, or diverted to, purposes other than for the exclusive benefit of such Employees and their surviving spouses and
Beneficiaries. However, without regard to the provisions of this Section 16.19:

	(i)	If a contribution under the Plan is conditioned on initial qualification of the Plan under Section 401 of the Code, and the Plan receives an adverse determination with respect to its initial qualification, the Trustee shall, upon written request of the Company, return to the Company the amount of such contribution (increased by earnings attributable thereto and reduced by losses attributable thereto) within one calendar year after the date that qualification of the Plan is denied, provided that the application for the determination is made by the time prescribed by law for filing the Company's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe;

	(ii)	Each contribution of the Company under the Plan is conditioned upon the deductibility of the contribution under Section 404 of the Code, and, to the extent such deduction is disallowed, the Trustee shall, upon written request of the Company, return the amount of the contribution (to the extent disallowed) to the Company within one year after the date the deduction is disallowed;

	(iii)  	If a contribution or any portion thereof is made by the Company by a mistake of fact, the Trustee shall, upon written request of the Company, return the contribution or such portion to the Company within one year after the date of payment to the Trustee; and

	(iv)	Earnings attributable to amounts to be returned to the Company pursuant to subsection (ii) or (iii) above shall not be returned, and losses attributable to amounts to be returned pursuant to subsection (ii) or (iii) above shall reduce the amount to be so returned.

		(b)	All Company contributions made under the Plan are conditioned upon the qualification of the Plan under Section 401(a) of the Code.

	16.20  Expenses of the Plan and Trust.  All compensation of, and all reasonable and properly documented expenses incurred by, the Trustee in the administration of the Plan and Trust shall be withdrawn, in accordance with the provisions of the Trust Agreement, by the Trustee out of the Trust Fund, unless paid by the
Company.  If at any time the Trust is insufficient for this purpose, the same shall be paid by the Company.

ARTICLE XVII

TOP-HEAVY PROVISIONS

	17.1  Top-Heavy Status.  The provisions of this Article shall not apply to the
Plan with respect to any Plan Year for which the Plan is not Top-Heavy. If the
Plan is or becomes Top-Heavy in any Plan Year, the provisions of this Article will supersede any conflicting provisions elsewhere in the Plan.

	17.2  Definitions.  For purposes of this Article XVII, the following words and phrases shall have the meanings stated below unless a different meaning is plainly required by the context:

		(a)	"Determination Date" means, with respect to any Plan Year: (i) the last day of the preceding Plan Year, or (ii) in the case of the first Plan Year of the Plan, the last day of such Plan Year.

		(b)	"Key Employee" means any Employee (including any deceased Employee)
who at any time during the Plan Year containing the Determination Date for the
Plan Year in question or the four preceding Plan Years (including Plan Years commencing before January 1, 1984) is:

	(i)	an officer of the Company having annual Compensation from the
Company for a Plan Year greater than 150% of the dollar limitation in effect under Section 415(c)(1)(A) of the Code for the calendar year in which such Plan Year ends;

	(ii)	one of the ten Employees having annual Compensation from the
Company for a Plan Year greater than the dollar limitation in effect under
Section 415(c)(1)(A) of the Code for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Section 318 of the Code) both more than a one-half percent interest and the largest interest in the Company;

	(iii)	a five percent owner of the Company; and

	(iv)	a one percent owner of the Company having annual Compensation from the Company for a Plan Year of more than $150,000.

		For purposes of determining whether an Employee is a Key Employee, the definition of Compensation set forth in Section 17.5 shall apply.

		(c)	"Non-key Employee" means any Employee who is not a Key Employee.

		(d)	"Related Employer" means (i) any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code)
which includes the Company; (ii) any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the
Code) with the Company; and (iii) any member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company.

		(e)	"Valuation Date" means with respect to a particular Determination Date, the most recent Valuation Date (as defined in Section 1.50) occurring within a twelve-month period ending on the applicable Determination Date.

	17.3  Determination of Top-Heavy Status.

		(a)	The Plan will be "Top-Heavy" with respect to any Plan Year if, as of the
Determination Date applicable to such Year, the ratio of the Adjusted Balances in the Accounts of Key Employees (determined as of the Valuation Date applicable to such Determination Date) to the Adjusted Balances in the Accounts of all
Employees (determined as of such Valuation Date) exceeds 60%. For purposes of computing such ratio, and for all other purposes of applying and interpreting this subsection (a), (i) the amount of the Account of any Employee shall be increased by the aggregate distributions made with respect to such Employee under the Plan during the five-year period ending on any Determination Date;
(ii) benefits provided under all plans that are aggregated pursuant to subsection (b) of the Section must be considered; and (iii) the provisions of
Section 416 of the Code, and all Treasury Regulations and other governmental releases interpreting said Section shall be applied. If any Employee has not performed services for the Company or any Related Employer at any time during the five-year period ending on any Determination Date, the balance of the
Account of such Employee shall not be taken into consideration for purposes of determining whether the Plan is Top-Heavy with respect to the Plan Year to which such Determination Date applies.

		(b)	For purposes of determining whether the Plan is Top-Heavy, all qualified plans maintained by the Company and each Related Employer which are part of a
Required Aggregation Group shall be aggregated to the extent such aggregation is required under the applicable provisions of Section 416 of the Code and the
Treasury Regulations and other governmental releases interpreting said Section.
The term Required Aggregation Group includes (i) each qualified retirement plan maintained by the Company or any Related Employer in which a Key Employee participates in the Plan Year containing the Determination Date, or any of the four preceding Plan Years and (ii) each other qualified retirement plan maintained by the Company or any Related Employer that, during the aforementioned period, enables any qualified retirement plan maintained by the
Company or any Related Employer in which a Key Employee participates to meet the requirements of Section 401(a)(4) or 410 of the Code. All other qualified retirement plans maintained by the Company and each Related Employer shall be aggregated only to the extent permitted by Section 416 of the Code and such
Treasury Regulations and other governmental releases and as elected by the
Company.

		(c)	For purposes of determining whether the Plan is Top-Heavy, the Adjusted
Balance of a Participant's Account shall not include (i) the amount of a
Rollover Contribution (or similar transfer) and earnings thereon attributable to a Rollover Contribution (or similar transfer) accepted after December 31, 1983, initiated by the Participant and derived from a plan not maintained by the
Company or any Related Employer, or (ii) a distribution made with respect to an Employee which is a Rollover Contribution (or similar transfer) that is either not initiated by the Employee or that is made to a plan maintained by the
Company or any Related Employer.

		(d)	Solely, for purposes of determining whether the Plan is Top-Heavy, the accrued benefit of any Non-key employee shall be determined (i) under the method, if any, that uniformly applies for accrual purposes under all plans of the Company or any Related Employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rule of Section 411 (b)(1)(C) of the Code.

	17.4  Minimum Contribution.  For each Plan Year that the Plan is Top-Heavy, the
Company will contribute and allocate to the Matching Contribution Account of each Participant who is a Non-key Employee and is employed by the Company on the last day of such Plan Year an amount equal to the lesser of (i) 3% of such
Participant's Compensation (as defined in Section 17.5) for such Plan Year and
(ii) the largest percentage of Company contributions and forfeitures, as a percentage of the Key Employee's Compensation (as described in Section 17.5), allocated to the Matching Contribution Account and Company Incentive
Contribution Account of any Key Employee for such Year. The minimum contribution allocable pursuant to this Section 17.4 will be determined without regard to any contributions by the Company for any Employee under the Federal Social Security
Act.  A Non-key Employee will not be excluded merely because the Compensation of the non-Key Employee is less than a stated amount or because the non-Key
Employee fails to complete 1000 hours of service in a Plan Year in which the
Plan is Top-Heavy. A Non-key Employee who is an Eligible Employee and who
declined to elect to have Salary Deferral Contributions made to the Account of the non-Key Employee for the Plan Year shall receive an allocation for that
Plan Year pursuant to this Section.

	17.5  Compensation.  For any Plan Year in which the Plan is Top-Heavy, annual
Compensation, for purposes of this Article XVII, shall have the meaning set forth in Section 414(q)(7) of the Code.  Notwithstanding anything to the contrary contained herein, Compensation for any Plan Year in excess of the limits set forth in Code Section 401(a)(17) shall not be considered for any purpose of the Plan.

	17.6  Maximum Allocation.  For purposes of determining whether the Plan would be Top-Heavy if "90%" were substituted for "60%" each place it appears in subsections (1)(A) and (2)(B) of Section 416(g) of the Code, as required by
Section 416(h) of the Code, all of the preceding provisions of this Article XVII shall be applicable except that the phrase "90%" shall be substituted for the phrase "60%" where it appears in subsection (a) of Section 17.3.  If, pursuant to the preceding sentence, it is determined that the Plan would be Top-Heavy if
"90%" were so substituted for "60%", then for purposes of applying Sections
415(e) and 416(h) of the Code and Section 9.8 of the Plan to the allocations to the Account of any Participant for any Limitation Year, "1.0" shall be substituted for "1.25" in each applicable place in subsections
(2)(B) and (3)(B) of Section 415(e) of the Code.

	17.7  Safe-Harbor Rule.  Each Non-key Employee who is a Participant in both this Plan and a Top-Heavy defined benefit plan maintained by the Company or any
Related Employer must receive the minimum benefit under the provisions of such defined benefit plan in lieu of the minimum contribution set forth in
Section 17.4.

	17.8 Limitation on Benefits to Key Employees. Subject to the exception provided below, if for any Plan Year, this Plan is a Top-Heavy Plan, then the overall limitation imposed by Section 415(e) and (h)of the Code and Section 9.8 of the Plan in the case of a Key Employee who is a Participant in both this Plan and a Top-Heavy defined benefit plan maintained by the Company or any Related Employer shall be applied by substituting "1.0" for "1.25" in each applicable place in subsections (2)(B) and (3)(B) of Section 415(e) of the Code. The change in the Section 415(e) limitation specified in the preceding sentence shall not be applicable to a Participant for a Plan Year in which this Plan is a Top-Heavy Plan if (a) the sum of the present values of the accrued benefits and account balances of all participants in all defined benefit plans and defined contribution plans maintained by the Company or any Related Employer who are Key Employees does not exceed 90% of the sum of the present values of the accrued benefits and account balances of all participants in all defined benefit plans and defined contribution plans maintained by the Company or Related Employer, and (b) the minimum contribution percentage in Section 17.4 is increased to 7.5 percent.

		IN WITNESS WHEREOF, the Company has caused this Plan to be executed on its behalf by its officer duly authorized this ___ day of December, 1990 effective January 1, 1991.


	ILLINOIS POWER COMPANY



					By:_________________________________________________


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